Exhibit 10.3

INVESTMENT AGREEMENT

This Investment Agreement (this “Agreement”) is made and entered into as of May 12, 2026, by and among GMR Solutions Inc., a Delaware corporation (the “Company”), Pegasus Aggregator Holdco LLC, a Delaware limited liability company (the “KKR Purchaser”), each of the Ares Investors (as defined in the Restated Registration Rights Agreement (as defined below)) (but only with respect to Section 1(d) hereof), and SIP V GMR Holdings II, L.P., a Delaware limited partnership (the “HPS Purchaser” and, together with KKR Purchaser, the “Purchasers”).

RECITALS

WHEREAS, the Company plans to consummate an initial public offering of its Class A common stock, par value $0.0001 per share (the “Class A Common Stock” and such offering, the “IPO”);

WHEREAS, in order to effect the IPO, the Company shall enter into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as representative of the several underwriters named therein (the “Underwriters”).

WHEREAS, each Purchaser desires to purchase, and the Company desires to issue and sell to each Purchaser, (i) warrants to purchase shares of Class A Common Stock at an exercise price of $0.01 per share, substantially in the form attached hereto as Exhibit A (the “Voting Warrants”) and/or (ii) warrants to purchase shares of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), at an exercise price of $0.01 per share, substantially in the form attached hereto as Exhibit B (the “Non-Voting Warrants” and, together with the Voting Warrants, the “Warrants”);

WHEREAS, at the Closing (as defined below), pursuant to the terms set forth in this Agreement and the Warrants, (i) the Company will issue to the Purchasers the number of Warrants opposite such Purchasers’ name on Schedule I for an aggregate purchase price of $500,000,000.00 (the “Aggregate Purchase Price”), and (ii) each Purchaser shall pay the portion of the Aggregate Purchase Price set forth opposite such Purchaser’s name on Schedule I (each such portion to be paid by a Purchaser, the “Purchase Price”), in each case of clauses (i) and (ii), subject to the terms and set forth therein; and

WHEREAS, in connection with the Investment (as defined below), the Company and the Purchasers are entering into an amended and restated registration rights agreement, to be dated the date of the Closing (the “Registration Rights Agreement”).

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1.            Investment. Immediately following pricing of the IPO, on the basis of the representations and warranties and subject to the terms set forth herein:

(a)            Each Purchaser agrees to purchase the number of Warrants set forth opposite such Purchaser’s name on Schedule I at the Closing, which shall be subject to the restrictive legend set forth in Section 5;

(b)            The Company agrees to issue the Warrants to the Purchasers at the Closing (collectively, the “Investment”);

(c)            In connection with the Investment, the KKR Purchaser is agreeing to transfer restrictions for a period of eighteen (18) months, as set forth in the Registration Rights Agreement and subject to the terms therein; and

(d)            Each Ares Investor agrees to contribute its respective “stapled” warrants held by such Ares Investor, in each case, that were originally issued pursuant to that certain Series B Preferred Stock and Warrant Purchase Agreement, dated as of April 16, 2024 (as amended, restated, supplemented or otherwise modified from time to time) to the KKR Purchaser immediately following, and conditioned upon, the redemption by the Company of the Series B Preferred Stock of the Company, par value $0.0001 per share, held by the Ares Investors in accordance with the terms of the Preferred Stock Redemption and Warrant Exchange Agreement, to be dated as of May 14, 2026 (the “Redemption Condition”); provided that the Redemption Condition may be waived by the KKR Purchaser in its sole discretion.

2.            Closing. The closing of the Investment (the “Closing”) will take place on the third business day following the date of this Agreement, which shall be one business day following the consummation of the IPO. At the Closing, the Company will deliver or cause to be delivered to the Purchasers the applicable Warrants against payment of the applicable Purchase Price by wire transfer in immediately available funds. Prior to the Closing, as applicable, each Purchaser shall provide the Company with any information reasonably requested by the Company in connection with the issuance of the Warrants.

3.            Representations and Warranties of the Company.

The Company represents and warrants to each Purchaser, severally and not jointly, as of the date hereof, that:

(a)            The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to conduct its business as it is now being conducted.

(b)            The Company has the full power, authority and legal right to execute, deliver and perform this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein, including the issuance of the Warrants contemplated hereby, have been duly and validly authorized by all necessary action, corporate or otherwise, of the Company. This Agreement has been duly executed and delivered by the Company and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally.

(c)            The Warrants and shares of Class A Common Stock and Class B Common Stock, issuable upon exercise of the applicable Warrants have been duly authorized by the Company and, when issued and delivered to the Purchasers as provided herein and therein, will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and free of liens, encumbrances and restrictions on transfer other than (i) restrictions on transfer under the Registration Rights Agreement and under applicable state and federal securities laws and (ii) restrictions on transfer under the lock-up agreement entered into by the Purchasers for the benefit of the Underwriters in the IPO, and, in the case of such shares of Class A Common Stock and Class B Common Stock, validly issued, fully paid and non-assessable. Upon the Closing, the Warrants will be registered on the Company’s books and records and shares of Class A Common Stock and Class B Common Stock issuable upon exercise of the applicable Warrants will be reserved for issuance (including, with respect to the Class A Common Stock, upon the conversion of Class B Common Stock into Class A Common Stock).

(d)            The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated herein does not and will not violate (i) any provision of its bylaws, charter or other similar document, (ii) any provision of any material agreement to which it is a party or by which it is bound or (iii) any law, rule, regulation, judgment, order or decree to which it is subject.

(e)            At the Closing, the Registration Rights Agreement shall be duly authorized, executed and delivered by the Company.

(f)             No consent, waiver, approval, authorization, exemption, registration, license or declaration is required to be made or obtained by the Company in connection with the execution, delivery or enforceability of this Agreement or the consummation of any of the transactions contemplated herein, except as may already have been obtained.

(g)            The Company is not currently in violation of any law, rule, regulation, judgment, order or decree, which violation could reasonably be expected at any time to have a material adverse effect upon the Company’s ability to enter into and deliver this Agreement or to perform its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in a violation or imposition of any lien, charge or encumbrance upon any assets of the Company which could reasonably be expected to result, either individually or in the aggregate, in a material adverse effect on the Company’s and its subsidiaries financial condition, business or operations.

(h)            There is no pending legal action, suit or proceeding that would materially and adversely affect the ability of the Company to enter into this Agreement or to perform its obligations hereunder.

(i)             The Registration Statement and any prospectus contained therein will not, as of the filing date of such Registration Statement, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the representative Underwriter in the IPO specifically for inclusion in the Registration Statement or the prospectus (or any supplement thereto). “Registration Statement” means the registration statement on Form S-1, including any prospectus filed pursuant to Rule 424 under the Securities Act of 1933, as amended (the “Securities Act”), and any free writing prospectuses, relating to the IPO.

(j)             The Company is not and, after giving effect to the transactions contemplated by this Agreement, will not be an “investment company” as defined in the Investment Company Act of 1940, without taking account of any exemption arising out of the number of holders of the Company’s securities.

4.            Representations and Warranties of the Purchasers.

Each Purchaser represents and warrants to the Company, severally and not jointly, as of the date hereof, that:

(a)            Such Purchaser has the full power, authority and legal right to execute, deliver and perform this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein, including the issuance of the Warrants contemplated hereby, have been duly and validly authorized by all necessary action, corporate or otherwise, of such Purchaser. This Agreement has been duly executed and delivered by such Purchaser and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally.

(b)            The execution and delivery by such Purchaser of this Agreement, the performance by such Purchaser of its obligations hereunder and the consummation by such Purchaser of the transactions contemplated herein does not and will not violate (i) any provision of its bylaws, charter or other similar document, (ii) any provision of any material agreement to which it is a party or by which it is bound or (iii) any law, rule, regulation, judgment, order or decree to which it is subject.

(c)            At the Closing, the Registration Rights Agreement shall be duly authorized, executed and delivered by such Purchaser.

(d)            No consent, waiver, approval, authorization, exemption, registration, license or declaration is required to be made or obtained by such Purchaser in connection with the execution, delivery or enforceability of this Agreement or the consummation of any of the transactions contemplated herein, except as may already have been obtained.

(e)            Such Purchaser is not currently in violation of any law, rule, regulation, judgment, order or decree, which violation could reasonably be expected at any time to have a material adverse effect upon such Purchaser’s ability to enter into this Agreement or to perform its obligations hereunder.

(f)             There is no pending legal action, suit or proceeding that would materially and adversely affect the ability of such Purchaser to enter into this Agreement or to perform its obligations hereunder.

(g)            Such Purchaser acknowledges that the Warrants have not been registered under the Securities Act, or under any state or other applicable securities laws. Such Purchaser (i) acknowledges that it is acquiring the Warrants pursuant to an exemption from registration under the Securities Act solely for investment with no intention to distribute any of the foregoing to any person, (ii) will not sell, transfer, or otherwise dispose of any of the Warrants except in compliance with the terms and conditions set forth in the Company’s charter or bylaws, as amended to date, and the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws, (iii) is a sophisticated institutional investor with extensive knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of its investment in the Warrants and of making an informed investment decision, (iv) is an “accredited investor” (as that term is defined by Rule 501 of the Securities Act), and (v) (1) has been furnished with or has had full access to all the information that it considers necessary or appropriate to make an informed investment decision with respect to the Warrants, (2) has had an opportunity to discuss with the Company the intended business and financial affairs of the Company and to obtain information necessary to verify any information furnished to it or to which it had access and (3) can bear the economic risk of (x) an investment in the Warrants and (y) a total loss in respect of such investment. Such Purchaser has knowledge and experience in business and financial matters so as to enable it to understand and evaluate the risks of, and form an investment decision with respect to its investment in, the Warrants, and to protect its own interest in connection with such investment, and its purchase of the Warrants is not the result of any general solicitation or any general advertising.

(h)            Except as set forth in Section 3 of this Agreement, none of the Company, its affiliates or any of their respective officers, directors, employees or representatives make or have made any other representation or warranty, whether written or oral, whether express or implied, at law or in equity, in respect of the Company, its affiliates or their respective businesses; any such other representation or warranty is hereby expressly disclaimed; and no such party shall be liable in respect of the accuracy or completeness of any information provided to such Purchaser or any of its affiliates or its or their representatives other than as set forth in Section 3 of this Agreement. In particular, none of the Company, its affiliates or any of their respective officers, directors, employees or representatives make or have made any other representation or warranty, express or implied, at law or in equity, in respect of any internal or published projections, forecasts or revenue or earnings predictions in respect of the Company.

5.            Legends. Any certificates issued representing shares of Class A Common Stock or Class B Common Stock issuable upon exercise of the applicable Warrants shall bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE “BLUE SKY” LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH STATE LAWS OR AN EXEMPTION FROM REGISTRATION THEREUNDER.”

6.            Conditions to the Purchasers’ Obligations at Closing. The obligations of each Purchaser to consummate the Closing and purchase the Warrants, severally and not jointly, are subject to the fulfillment or waiver, on or by the Closing, of each of the following conditions which waiver shall (x) be given by written communication to the Company and (y) be granted by the Purchasers on a several and not joint basis:

(a)            Each of the representations and warranties of the Company contained in Section 3 that are not qualified as to materiality or material adverse effect shall be true and accurate in all material respects on and as of the Closing with the same force and effect as if they had been made at the Closing, except for those representations and warranties that address matters only as of a particular date (which shall remain true and correct as of such particular date), and (b) that are qualified as to materiality or material adverse effect shall be true and accurate in all respects on and as of the Closing with the same force and effect as if they had been made at the Closing.

(b)            The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

(c)            The Registration Statement shall have been declared effective by the Securities and Exchange Commission and the IPO shall have been consummated.

(d)            All authorizations, approvals, waiting period expirations or terminations, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Warrants pursuant to this Agreement shall be duly obtained and effective as of the Closing, other than the filings required by applicable state “blue sky” securities laws, rules and regulations.

(e)            During the period from the date hereof to immediately prior to the Closing, governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any decision, injunction, decree, ruling, law or order enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated at the Closing.

(f)             The Series B Preferred Stock (as defined in the Registration Statement) of the Company held by each of the Ares Investors and the HPS Purchaser shall be redeemed in full with respect to the Liquidation Preference (as defined in that certain Certificate of Designation with respect to the Series B Preferred Stock of the Company, dated May 20, 2024) upon the consummation of the IPO.

(g)            Each IPO Date Margin Loan (as defined in the Registration Rights Agreement) to be entered into by the KKR Purchaser and the HPS Purchaser shall be in a form and substance satisfactory to each of the Ares Investors and the HPS Purchaser (with respect to its applicable IPO Date Margin Loan), and shall be entered into concurrently with the consummation of the Investment.

7.            Covenants; Miscellaneous.

(a)            Corporate Actions. At any time that Warrants remain outstanding, the Company covenants and agrees that it shall take all lawful action to cause the authorized capital stock of the Company to include a sufficient number of authorized but unissued shares of Class A Common Stock and Class B Common Stock to satisfy the exercise requirements of the applicable Warrants then outstanding (including, with respect to the Class A Common Stock, upon the conversion of Class B Common Stock into Class A Common Stock) and reserve such capital stock for issuance upon any such exercise.

(b)            Listing of Shares. At or prior to the Closing, the Company covenants and agrees that it shall promptly apply to cause the aggregate number of shares of Class A Common Stock (including upon the conversion of Class B Common Stock into Class A Common Stock) issuable upon exercise of the Warrants to be approved for listing on the New York Stock Exchange, subject to official notice of issuance, or such other primary exchange as to which Class A Common Stock is then admitted for trading. The Company will use its commercially reasonable efforts to maintain the listing of the such shares of Class A Common Stock on the New York Stock Exchange for so long as the shares of Class A Common Stock are then so listed.

(c)            Entire Agreement. This Agreement and the Warrants are intended by the parties as a final expression of their agreement, and are intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement, together with the Warrants, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(d)            Amendment.

(i)            This Agreement can be amended only by an instrument in writing signed by each of the parties hereto. Any provision of this Agreement may be waived if, but only if, such waiver is in writing and is signed by the party against whom the waiver is to be effective.

(ii)           No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.

(e)            Successors; Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and representatives. After the Closing, no Purchaser may assign any of its rights hereunder except in connection with a transfer of the Warrants in compliance with any applicable terms and conditions thereof.

(f)             Survival. No covenants, agreements, representations and warranties made herein shall survive the execution and delivery hereof, except for those described in Section 6 and Section 7 hereof.

(g)            Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument.

(h)            Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (i) personal delivery to the party to be notified, (ii) when sent, if sent by electronic mail, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (v) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent (a) if to the KKR Purchaser, to Max Lin, Maples Fiduciary Services (Delaware) Inc., 4001 Kennett Pike, Ste 302 Wilmington, Delaware 19807, or max.lin@kkr.com (or at such other address or e-mail address as such Purchaser shall have furnished to the Company in writing), in each case with a copy (which shall not constitute notice) to the attention of Sunny Cheong and Jessica Asrat, at Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, NY 10017, or scheong@stblaw.com and jessica.asrat@stblaw.com, (b) if to the HPS Purchaser, to Garrett Cockren, HPS Investment Partners, 40 West 57th Street, 33rd Floor, New York, NY 10019, or garrett.cockren@hpspartners.com (or at such other address or e-mail address as such HPS Purchaser shall have furnished to the Company in writing), in each case with a copy (which shall not constitute notice) to the attention of Stelios Saffos, Peter Sluka and Andrew Blumenthal, at Latham & Watkins LLP, 1271 Avenue of the Americas, New York, NY 10020, or stelios.saffos@lw.com, peter.sluka@lw.com and andrew.blumenthal@lw.com (c) if to the Ares Investor, to Mark Liggitt, Ares Capital Management LLC, 245 Park Avenue, 44th Floor, New York, NY 10167, or mliggitt@aresmgmt.com (or at such other address or e-mail address as such Purchaser shall have furnished to the Company in writing), in each case with a copy (which shall not constitute notice) to the attention of Stelios Saffos, Peter Sluka and Andrew Blumenthal, at Latham & Watkins LLP, 1271 Avenue of the Americas, New York, NY 10020, or stelios.saffos@lw.com, peter.sluka@lw.com and andrew.blumenthal@lw.com, or (d) if to the Company, to Thomas A.A. Cook, 4400 State Hwy 121, Suite 700, Lewisville, Texas 75056, or thomas.cook@gmr.net (or at such other address or e-mail, or to the attention of such other officer, as the Company shall have furnished to the Purchasers in writing), in each case with a copy (which shall not constitute notice) to the attention of Sunny Cheong and Jessica Asrat, at Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, NY 10017, or scheong@stblaw.com and jessica.asrat@stblaw.com.

(i)             No Recourse. Notwithstanding anything that may be expressed or implied herein, the Company and each Purchaser covenant, agree and acknowledge that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any past, present or future director, officer, employee, agent, representative, general or limited partner, stockholder or member of the Company or any Purchaser or of any affiliate or successor or assignee of any such party or any past, present or future director, officer, employee, agent or representative of any of the foregoing (the “Non-Recourse Parties”), whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any Non-Recourse Party (i) for any obligation of the Company or any Purchaser under this Agreement or any documents or instruments delivered in connection with this Agreement or (ii) for any claim based on, in respect of or by reason of such obligations or their creation.

(j)             Assignment. Until the date that is two days prior to the Closing, each Purchaser may assign, in its sole discretion, any or all of its rights and interests under this Agreement to such Purchaser’s affiliates or Permitted Transferees (as defined in the Registration Rights Agreement). Any assignment or reallocation of Warrants shall be set forth on the updated Schedule I delivered to the Company.

(k)            Costs; Expenses. The Company will bear the fees and expenses of (i) itself and (ii) counsel to the Ares Investors and the HPS Purchaser, in each case in connection with the preparation, execution and delivery of this Agreement and the consummation of the transactions contemplated pursuant to this Agreement; provided that in the case of clause (ii), such collective amount for the Ares Investors and the HPS Purchaser shall not exceed $1,000,000 in the aggregate.

(l)            Termination. This Agreement shall automatically terminate upon the earliest to occur, if any, of: (i) either the Company, on the one hand, or the Underwriters, on the other hand, advising the other in writing, prior to the execution of the Underwriting Agreement, that they have determined not to proceed with the IPO, (ii) termination of the Underwriting Agreement (other than the provisions thereof which survive termination) prior to the sale of any of the Class A Common Stock to the Underwriters in the IPO, (c) the Registration Statement is withdrawn or (d) the written consent of each of the Company and the Purchasers.

(m)           Governing Law; Jurisdiction; Waiver of Jury Trial. All questions concerning the construction, validity, and interpretation of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the parties hereto submits to the jurisdiction of any state or federal court sitting in Delaware in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceedings may be heard and determined in any such court and hereby expressly submits to the personal jurisdiction and venue of such court for the purposes hereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Any and all service of process and any other notice in any such action, suit or proceeding will be effective against any party hereto if given as provided herein. Nothing herein contained will be deemed to affect the right of any party to serve process in any manner permitted by law. THE PARTIES HEREBY IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THEM AGAINST THE OTHERS IN ANY MATTERS ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT. Each of the parties hereto hereby consents to process being served by any party to this Agreement in any action or proceeding of the nature specified in this paragraph by the mailing of a copy thereof in the manner specified by the provisions of Section 7(h).

(n)            Independent Nature of Purchasers’ Obligations and Rights. The obligations of each of the KKR Purchaser and the HPS Purchaser under this Agreement and the transactions contemplated herein are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other transactions under this Agreement. Nothing contained herein and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as, and the Company acknowledges that the Purchasers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, and the Company shall not assert any such claim with respect to such obligations or the transactions contemplated hereby and the Company acknowledges that the Purchasers are not acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. The Company acknowledges and each Purchaser confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound by the terms hereof, have caused this Agreement to be executed as of the date first above written by their officers or other representatives thereunto duly authorized.

GMR Solutions Inc.

By:	/s/ Thomas A. A. Cook
Name:	Thomas A.A. Cook
Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Investment Agreement]

KKR PURCHASER

By:	Pegasus Aggregator HOLDCO LLC

By:	/s/ Scott Karnas
Name:	Scott Karnas
Title:	Vice President, Finance

[Signature Page to Investment Agreement]

ARES INVESTORS

ARES CAPITAL CORPORATION

By:	/s/ Mark Liggitt
Name:	Mark Liggitt
Title:	Authorized Signatory

ARES CREDIT INVESTMENT PARTNERSHIP I (V), L.P.

By: Ares CIP (V) Management LLC, its Investment Manager

By:	/s/ Mark Liggitt
Name:	Mark Liggitt
Title:	Authorized Signatory

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES INTERESTS OF SALI MULTI-SERIES FUND, L.P.

By: Ares Management LLC, its Investment Manager

By: Ares Capital Management LLC, as Sub-Adviser

By:	/s/ Mark Liggitt
Name:	Mark Liggitt
Title:	Authorized Signatory

ARES DIRECT FINANCE I LP

By: Ares Capital Management LLC, its Investment Manager

By:	/s/ Mark Liggitt
Name:	Mark Liggitt
Title:	Authorized Signatory

[Signature Page to Investment Agreement]

ARES DIVERSIFIED CREDIT STRATEGIES FUND II (IM) L.P.

By: Ares Capital Management III LLC, its Manager

By:	/s/ Mark Liggitt
Name:	Mark Liggitt
Title:	Authorized Signatory

SA REAL ASSETS 20 LIMITED

By: Ares Management LLC, its Manager

By: Ares Capital Management LLC, as Sub-Adviser

By:	/s/ Mark Liggitt
Name:	Mark Liggitt
Title:	Authorized Signatory

ARES PCS II PF EQUITY HOLDINGS, L.P.

By: Ares PCS Management II, L.P., its General Partner

By: Ares PCS Management GP II, LLC, its General Partner

By:	/s/ Mark Liggitt
Name:	Mark Liggitt
Title:	Authorized Signatory

CION ARES DIVERSIFIED CREDIT FUND

By:	/s/ Mark Liggitt
Name:	Mark Liggitt
Title:	Authorized Signatory

[Signature Page to Investment Agreement]

HPS PURCHASER

SIP V GMR Holdings II, GP, L.P.

By: SIP V GMR HOLDINGS II, LLC, Its General Partner

By:	/s/ Mark Rubenstein
Name:	Mark Rubenstein
Title:	Managing Director

[Signature Page to Investment Agreement]

Schedule I

Purchaser	Warrants	Aggregate Purchase Price
KKR Purchaser	31,357,918.8053	$470,368,782.08
HPS Purchaser	1,975,414.5280	$29,631,217.92

Agreed Form

Exhibit A

Form of Class A Common Stock Voting Warrant

[See attached]

Warrant Certificate No. [●]	Number of Warrants: [●]
Warrantholder: [●] (and indirectly by entities affiliated with [●])	Issue Date: [●], 2026

WARRANT TO PURCHASE SHARES OF CLASS A COMMON STOCK

OF

GMR SOLUTIONS INC.

THIS WARRANT CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO VARIOUS CONDITIONS, INCLUDING CERTAIN RESTRICTIONS RELATING TO COMPLIANCE WITH U.S. AIRLINE FOREIGN OWNERSHIP LIMITATIONS. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS WARRANT CERTIFICATE OR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH WARRANT CERTIFICATE, THE APPLICABLE AGREEMENT AND THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT AND (A) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER AND UNDER APPLICABLE STATE SECURITIES LAWS. THE HOLDER OF THIS WARRANT CERTIFICATE, BY ACCEPTANCE OF THIS WARRANT CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH WARRANT CERTIFICATE, APPLICABLE AGREEMENT AND THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT.

GMR Solutions Inc., a Delaware corporation (the “Company”), hereby certifies that [●], a [JURISDICTION] [TYPE OF ENTITY] (together with his, her or its successors and assigns and any transferee of any Warrant, and his, her or its successors and assigns, the “Holder”), is entitled, subject to the terms and conditions set forth in this warrant certificate (this “Warrant Certificate”), to acquire from the Company, at any time or times on or after the date hereof, but not after 5:00 P.M., Eastern Time on the date that is [(a) if the Holder is, at the time of the exercise, an Affiliate of the KKR Group (as defined in the Amended and Restated Registration Rights Agreement), the fifth (5th) anniversary of the Issue Date and (b) otherwise, the tenth (10th) anniversary of the Issue Date]1 [May 20, 2034] [tenth (10th) anniversary of the Issue Date (as such date may be extended either (i) by written agreement of the Holder and the Company from time to time, (ii) pursuant to Section 5.2 or (iii) to the extent required if at any time the Warrants cannot be exercised pursuant to Foreign Ownership Limitations (which extension shall represent the amount of time the Warrants have not been able to be exercised))] ([(a) or (b), as applicable,]2 the “Expiration Date”), one duly authorized, validly issued, fully paid, nonassessable shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) for each Warrant represented by this Warrant Certificate, which shall be adjusted or readjusted from time to time as provided in this Warrant Certificate (as adjusted, the “Warrant Shares”), at a purchase price per share equal to $0.01 (the “Initial Exercise Price”), which shall be adjusted from time to time as provided in this Warrant Certificate (as adjusted, the “Exercise Price”). The Warrants are issued pursuant to the terms of that certain [●]3 Agreement, dated as of [●], 2026, by and among the Company and the parties thereto (the “Applicable Agreement”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Applicable Agreement.

1 5-year term to be included only in “Private Placement Warrants”, as defined in the Amended and Restated Registration Rights Agreement.

2 5-year term to be included only in “Private Placement Warrants”, as defined in the Amended and Restated Registration Rights Agreement.

3 NTD: “Private Placement Warrants”, as defined in the Amended and Restated Registration Rights Agreement, will refer to the Investment Agreement.

8.            Exercise; Exchange of Warrant.

Manner of Exercise; Exchange.

Exercise.

Subject to Section 1.1(d) hereof, the Holder may exercise these Warrants, in whole or in part (except as to a fractional share), at any time and from time to time during normal business hours on any Business Day on or prior to the Expiration Date, by:

(A)           surrendering this Warrant Certificate (subject to Section 1.1(c) hereof) and (in every case) delivering a notice of exercise in the form attached hereto as Exhibit A (the “Exercise Notice”), duly completed and executed on behalf of the Holder, at the principal executive office of the Company (or such other office or agency of the Company in the United States as it could designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), and

(B)           tendering payment of the aggregate Exercise Price equal to the product of (A) the Exercise Price then in effect and (B) the number of Warrant Shares thereby purchased, at the election of the Holder in one of the following manners:

(1)            by check or wire transfer payable to the order of the Company to an account designated in writing by the Company; or

(2)            in lieu of cash payment described in clause (A) above, but otherwise in accordance with the requirements of this Section 1.1, by having the Company issue to the Holder a number of shares of Class A Common Stock determined by the following formula:

NW =	NE x ((PC – PE) / PC)

where —

NW	is the number of Warrant Shares to be issued to the Holder;

NE	is the number of Warrant Shares for which the Warrants are then being exercised (including the Warrant Shares surrendered to the Company in payment of the aggregate Exercise Price);

PC	is the Closing Sale Price of the Class A Common Stock on the Trading Day prior to the Exercise Date; and

PE	is the Exercise Price.

No Fractional Shares.

No fractional shares shall be issued upon the exercise of the Warrants as a consequence of any adjustment pursuant hereto. All shares of Class A Common Stock (including fractions) issuable upon exercise of this Warrant Certificate may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying such fraction by the Closing Sale Price of a share of Class A Common Stock as of the Exercise Date.

Surrender of Warrant Certificate.

Upon exercise of any portion of these Warrants in accordance with the terms hereof, the Holder shall not be required to physically surrender this Warrant Certificate to the Company. The Holder and the Company shall each maintain records showing the number of Warrants so exercised and the number of Warrant Shares issued in connection with each exercise of these Warrants and the dates of such exercises or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Warrant Certificate upon each such exercise. Notwithstanding the foregoing and subject to Section 4.2, if any of these Warrants are exercised as aforesaid, the Holder may not transfer or assign the remaining Warrants unless such Holder first surrenders this Warrant Certificate to the Company, whereupon the Company will forthwith issue and deliver upon order of the Holder a new Warrant Certificate of like tenor, registered on the books of the Company as the Holder may reasonably request, representing the number of Warrants not theretofore exercised. Any new Warrant Certificate issued and delivered pursuant to this Section 1.1(c) shall in all other respects be identical to this Warrant Certificate. The Holder and any assignee, by acceptance of this Warrant Certificate or a new Warrant Certificate, acknowledge and agree that by reason of the provisions of this Section 1.1, following exercise of any portion of these Warrants, the number of Warrant Shares into which the Warrants represented by this Warrant Certificate may be exercised may be less than the number of Warrant Shares for which the Warrants set forth on the face hereof may be exercised.

Regulatory Approval.

If any Antitrust Approval, including the filing and the expiration of any waiting period under the HSR Act, is required prior to the acquisition of Warrant Shares, the Holder will not acquire such shares until such approval has been obtained (or in the case of the HSR Act, such filing has been completed and such waiting period has been terminated or has expired). The Company and the Holder will use their respective commercially reasonable efforts to comply promptly with all applicable regulatory requirements. The Company will bear all documented and reasonable third-party fees and expenses, including all filing fees, incurred by it or the Holder in connection with such compliance.

To the extent permitted by applicable law associated with any required Antitrust Approval, each of Holder and the Company shall consult and cooperate with one another, and consider in good faith the views of one another, in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto in connection with proceedings under or relating to the HSR Act or any applicable foreign antitrust or competition-related laws. Any Holder and the Company shall cooperate fully with each other in connection with the making of all such filings or responses. In addition, the Warrants may not be exercised and Warrant Shares may not be acquired pursuant to this Warrant Certificate, to the extent that the Holder’s record or beneficial ownership thereof would result in the Company or any of its Subsidiaries not complying with the Foreign Ownership Limitations, other than in connection with a Change of Control, in which case, in lieu of receiving Warrant Shares upon exercise, Holders shall be entitled to participate in the Change of Control on an as-exercised basis as if they received such Warrant Shares upon exercise.

When Exercise Effective.

The Person(s) in whose name(s) any Warrant Shares so issued, as designated by the Holder in accordance with Section 4.2 hereof, will be deemed to be the holder(s) of record of such Warrant Shares as of the close of business on the Exercise Date, notwithstanding that the stock transfer books of the Company may then be closed or certificates representing such Warrant Shares may not be actually delivered on such date. To the extent regulatory approval is required, no such rights of control, including exercise of the Warrant, shall be effective until such approvals have been secured.

Delivery of Stock Certificates Upon Exercise.

Certificates for Warrant Shares issued upon exercise of these Warrants will be issued in such name(s) as the Holder may designate in accordance with Section 4.2 hereof and will be delivered to such named Person(s) within a reasonable time, not to exceed five (5) Business Days after any Exercise Date.

Restricted Securities.

The Warrants and the Warrant Shares purchasable hereunder constitute “restricted securities” under the federal securities laws inasmuch as they are, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act, or an applicable exemption from such registration. A securities legend to the foregoing effect in the form as set forth in the Section 4.1 hereof shall be placed on any Warrant Shares issued to the Holder upon exercise of the Warrants.

Treatment of Warrant upon Change of Control.

In the event of a Change of Control in which the Closing Sale Price of one share of Class A Common Stock as determined in accordance with the definition of “Closing Sale Price” is equal to or greater than the Exercise Price in effect on the date immediately prior to such Change of Control, and Holder has not fully exercised this Warrant prior to such date, then immediately prior to the closing of such Change of Control, Holders shall be entitled (but not required) to exercise any portion of this Warrant pursuant to Section 1.1(a)(ii)(B) above as to all Warrant Shares for which this Warrant shall not previously have been exercised; provided, however, the Company shall give notice to Holder of the proposed Change of Control no later than two (2) Business Days prior to the consummation of such Change of Control. In connection with any such cashless exercise in accordance with this Section 1.5, the Company shall promptly, but in any event no later than ten (10) Business Days following such cashless exercise, notify the Holder of the number of Warrant Shares issued upon exercise of this Warrant.

Adjustments to Exercise Price and Warrant Shares.

Adjustments.

The number of Warrant Shares that the Holder shall be entitled to receive upon exercise of the Warrants shall be determined by multiplying the number of Warrant Shares which would otherwise (but for the provisions of this Section 2) be issuable upon such exercise, as designated by the Holder in the Exercise Notice, by a fraction, (a) the numerator of which shall be the Initial Exercise Price, and (b) the denominator of which shall be Exercise Price as currently in effect on the date of such exercise.

(b)           Effect of Recapitalization, Reclassification, Consolidation, Merger or Sale.

(i)            In the event of:

(A) any reclassification (including through a recapitalization) or other change of the Class A Common Stock, including any share split, reverse share split, share combination or subdivision;

(B) [reserved];

(C) any consolidation, merger, combination or binding share exchange involving the Company; or

(D) any sale or conveyance (including through a lease or other transfer) to a third party of all or substantially all of the property and assets of the Company, in each case in which the holders of the outstanding Class A Common Stock are entitled to receive stock, other securities, other property or assets (including cash or any combination thereof) (any such event in clauses (i), (iii) and (iv) above, a “Reorganization Event”), then, at the effective time of such Reorganization Event, the right of the Holder to purchase the Warrant Shares upon exercise of the Warrants represented by this Warrant Certificate shall be changed into a right to purchase the type and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that the Holder would have been entitled to receive had the Holder owned a number of shares of Class A Common Stock immediately prior to such Reorganization Event equal to the number of Warrant Shares the Holder would have received if the Holder had exercised such Warrants immediately prior to such Reorganization Event (the “Reference Property”, with each “unit of Reference Property” meaning the type and amount of Reference Property that a holder of one share of Class A Common Stock is entitled to receive) and, concurrently with or promptly following the effective time of such Reorganization Event, upon the Holder’s surrender of this Warrant Certificate to the Company or the successor or purchasing Person, as the case may be, pursuant to procedures comparable to those set forth in Section 6.6 hereof, the Company or the successor or purchasing Person, as the case may be, shall issue in favor of the Holder a new Warrant Certificate or Certificates of like tenor and representing the right to purchase a number of units of Reference Property corresponding to the number of Warrant Shares the Warrants represented by the surrendered Warrant Certificate previously entitled the Holder to purchase upon exercise in accordance with Section 1.1 hereof, subject, however, to appropriate adjustment to reflect the prior exercise of any Warrants represented hereby.

(ii)            If, as a result of the Reorganization Event, holders of the Class A Common Stock are entitled to receive more than a single type of consideration because such holders have the right to elect the types of consideration they receive, then:

(A) the Reference Property for which these Warrants will be exercisable will be deemed to be the weighted average of the types and amounts of consideration received by the holders of Class A Common Stock that affirmatively make such an election, and

(B) the unit of Reference Property for purposes of the foregoing sentence shall refer to the consideration referred to in clause (i) attributable to one share of Class A Common Stock.

The Company shall notify the Holder of such weighted average as soon as practicable after such determination is made.

If, in the case of any such Reorganization Event, the Reference Property receivable thereupon by a holder of Class A Common Stock includes shares of stock, securities or other property or assets (including cash or any combination thereof) of a Person other than the successor or purchasing Person, as the case may be, in such Reorganization Event, then the Warrant Certificate representing warrant to acquire Reference Property shall additionally be executed and delivered by such other Person.

(iii)          In the case of any Reorganization Event pursuant to Section 2.2(a)(i), in the case of any share split, reverse share split, combination or subdivision, if the Company subdivides the outstanding shares of Class A Common Stock, by reclassification or otherwise, into a greater number of shares of Class A Common Stock, the number of Warrant Shares purchasable hereunder shall be proportionately increased and the Exercise Price shall be proportionately decreased. If the outstanding shares of Class A Common Stock are combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Class A Common Stock, the Exercise Price shall be proportionately increased and the number of Warrant Shares purchasable hereunder shall be proportionately decreased.

(iv)           If any event occurs as to which the provisions of this Section 2 are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of the Company, fairly and adequately protect the purchase rights of the Holder in accordance with the essential intent and principles of such provisions, then the Board of the Company shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of the Board of the Company, to protect such purchase rights as aforesaid.

(v)           Any adjustments pursuant to this Section 2 shall be made successively whenever an event referred to herein shall occur.

(c)           Notice/Certificate as to Adjustments.

Upon each adjustment of the Exercise Price, class and/or number of Warrant Shares pursuant to this Section 2, the Company, at the Company’s expense, shall promptly notify the Holders in writing, setting forth the adjustments to the Exercise Price, class and/or number of Warrant Shares and facts upon which such adjustment is based. The Company shall, upon written request from any Holder, furnish such Holder with a certificate of its Chief Financial Officer or other authorized officer, including computations of such adjustment and the Exercise Price, class and number of Warrant Shares in effect upon the date of such adjustment.

9.            Covenants of the Company.

The Company covenants and agrees that:

(i)            it has the power and authority to execute, deliver and perform its obligations under the Warrants;

(ii)            the Warrants are duly authorized and validly issued;

(iii)           all shares of Class A Common Stock that may be issued upon the exercise of the Warrants shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free of any taxes, liens and encumbrances, except for restrictions on transfer provided for herein, in the Applicable Agreement and the Amended and Restated Registration Rights Agreement;

(iv)           during the period within which the Warrants may be exercised, it will at all times have authorized and reserved a sufficient number of shares of Class A Common Stock to provide for the exercise of the Warrants;

(v)           if any shares of Class A Common Stock reserved or to be reserved to provide for the exercise of the Warrants require registration with or approval of any governmental authority under any federal or state law or stock exchange rule before such shares may be validly issued, then it shall in good faith and as expeditiously as possible using its commercially reasonable efforts endeavor to secure such registration or approval, as the case may be;

(vi)           it shall not, by amendment to its certificate of incorporation (whether by way of merger, operation of law, or otherwise) or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, agreement or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company and shall at all times in good faith and using its commercially reasonable efforts, assist in the carrying out of all the provisions of this Warrant Certificate and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment as if the Holder was a stockholder of the Company entitled to the benefit of fiduciary duties afforded to stockholders under laws of the State of Delaware. Any successor to the Company shall agree in writing, as a condition to such succession, to carry out and observe the obligations of the Company hereunder with respect to the Warrants;

(vii)          no consent, waiver or authorization of, or filing with any other person or entity (including without limitation, any governmental authority) is required in connection with the issuance of the Warrant or with the validity or enforceability against the Company of the Warrant;

(viii)        in the event any Holder proposes to transfer or assign any Warrant and the Warrant Shares issuable upon exercise of any Warrant, in whole or in part, pursuant to Section 4, the Company will reasonably cooperate with the Holder (and any transferee or assignee) to effectuate such transfer; provided that such transfer or assignment is otherwise in compliance with Section 4.2.

(b)           Notice of Certain Events. If the Company proposes at any time to:

(i)            offer for subscription or sale pro rata to the holders of the outstanding shares of Class A Common Stock any additional shares of any class or series of the Company’s stock [(to the extent permitted by the Amended and Restated Stockholders’ Agreement or the Amended and Restated Registration Rights Agreement)];

(ii)            effect any reclassification, exchange, combination, substitution, reorganization or recapitalization of the outstanding shares of Class A Common Stock;

(iii)           declare any dividend or distribution upon the outstanding shares of the Class A Common Stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; then, in connection with each such event, the Company shall give Holder:

(A) in the case of clause (a) and (c) above, at least two (2) Business Days’ (or such shorter period agreed with the Holder) prior written notice of the earlier to occur of the effective date thereof or the date on which a record will be taken for such distribution or subscription rights (and specifying the date on which the holders of outstanding shares of Class A Common Stock will be entitled thereto) or for determining rights to vote, if any; and

(B) in the case of clause (b) above, at least two (2) Business Days’ (or such shorter period agreed with the Holder) prior written notice of the date when the same shall take place (and specifying the anticipated date on which the holders of outstanding Class A Common Stock shall be entitled to exchange their Class A Common Stock for the securities or other property deliverable upon the occurrence of such event and such reasonable information as the Holder may reasonably request from the Company in writing regarding the treatment of the Warrants in connection with such event giving rise to the notice).

The Company will also provide information requested by Holder that is reasonably necessary to enable any Holder to comply with such Holder’s accounting or reporting (including tax reporting) requirements.

10.          Restrictions on Transfer.

(a)            Restrictive Legend.

(i)            Each certificate or book entry notation representing shares of Class A Common Stock issued upon exercise of the Warrants and each certificate representing shares of Class A Common Stock issued to any subsequent transferee of any such certificate or book entry notation, shall be stamped or otherwise imprinted with a legend in substantially the form as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO VARIOUS CONDITIONS, INCLUDING CERTAIN RESTRICTIONS RELATING TO COMPLIANCE WITH U.S. AIRLINE FOREIGN OWNERSHIP LIMITATIONS. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THIS CERTIFICATE, THE APPLICABLE AGREEMENT AND THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT AND (A) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER AND UNDER APPLICABLE STATE SECURITIES LAWS. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF THE APPLICABLE AGREEMENT AND THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT.

(ii)           If at any time any securities other than shares of Class A Common Stock shall be issuable upon the exercise of the Warrants, such securities shall bear a legend similar to the one set forth above.

(b)           Transfer/Assignment.

(i)            Subject to compliance with clauses (b), (c) and (d) of this Section 4.2 and the Amended and Restated Registration Rights Agreement, these Warrants and all rights hereunder are transferrable, in whole or in part, upon the books of the Company by the registered holder hereof in Person or by duly authorized attorney, and a new Warrant Certificate or Certificates representing these Warrants shall be made and delivered by the Company, of the same tenor and date as this Warrant Certificate but registered in the name or names of one or more transferees, upon surrender of this Warrant Certificate, duly endorsed, to the office or agency of the Company described in Section 1.1 hereof, subject, however, to appropriate adjustment to reflect the prior exercise of any Warrants represented hereby. Each transferee shall execute a counterpart signature page hereto as the Holder to the applicable new Warrant Certificate, and such transferee shall thereby be bound by, and subject to, all of the terms and conditions of such new Warrant Certificate. All expenses and other charges payable in connection with the preparation, execution and delivery of the new Warrant Certificate or Certificates pursuant to this Section 4.2 shall be paid by the Company, provided, however, that the Company shall not be obligated to pay any documentary taxes, stamp or similar issue taxes or transfer taxes in respect of the preparation, execution and delivery of such new Warrant Certificate or Certificates pursuant to this Section 4.2.

(ii)            Notwithstanding the foregoing, no Warrant Shares shall be transferred in violation of the Foreign Ownership Limitations.

(iii)           Notwithstanding the foregoing, the transfer of these Warrants and any rights hereunder, and any Warrant Shares issued upon exercise of these Warrants, shall be subject to the applicable provisions and limitations as set forth in the Applicable Agreement, the Amended and Restated Registration Rights Agreement, the Securities Act and the Exchange Act, provided that any such transferee will remain subject to this transfer restriction.

(iv)          Without limiting the generality of clause (c) above, the Warrants and Warrant Shares issuable upon exercise of these Warrants shall not be transferred except in compliance with the terms and conditions specified in the Applicable Agreement, the Amended and Restated Registration Rights Agreement and in this Section 4.2, which conditions are interested, among other things, to ensure the compliance of the Company and its Subsidiaries with the Foreign Ownership Limitation. Any purported transfer other than in accordance with the terms and conditions of this Warrant Certificate, the Applicable Agreement and the Amended and Restated Registration Rights Agreement shall be null and void, and the Company shall not recognize any such transfer for any purpose and shall not reflect in its records any change in record ownership pursuant to any such transfer. The Holder, by acceptance of this Warrant Certificate, agrees to be bound by the provisions of this Section 4.2.

(v)           For the avoidance of doubt, and without need of any consent of, or any further action by the Company or any other Person, the Holder shall be permitted to pledge or grant a security interest in all or a portion of its right, title and interest in such Holder’s Warrant (or underlying Warrant Shares, but only to the extent that such pledge would not otherwise have the potential to result in the Company and its Subsidiaries not being in compliance with the Foreign Ownership Limitation) to secure the obligations of such Holder, to any Person (and/or any agent, trustee or representative of such Person) with respect to any loan, letter of credit or other extension of credit or indebtedness to or for the account of the Holder and any transfer of any such Holder’s right, title and interest in the Warrant (or underlying Warrant shares, but only to the extent that such pledge would not otherwise have the potential to result in the Company and its Subsidiaries not being in compliance with the Foreign Ownership Limitation) in respect of which such Holder granted a security interest in connection with a foreclosure of such security interest or other exercise of remedies under such indebtedness shall not require the consent of the Company or any other Person and such transfer shall permitted pursuant to this Section 4.2.

(vi)          [Without limiting the generality of the foregoing, the Holder of this Warrant agrees it will not, for a period of 180 days following the date of the Applicable Agreement4 (the “Lock-up Period”): (a) sell, transfer, assign, pledge or hypothecate this Warrant or any of the securities issuable hereunder to anyone other than: (i) as required by operation of law or by reason of reorganization of the Company, (ii) to an underwriter or a selected dealer participating in the initial public offering of the Company, (iii) to a bona fide officer or partner of any such underwriter or selected dealer, in each case in accordance with FINRA Rule 5110(e)(2)(B)(i), or (iv) to the Company in a transaction exempt from registration with the Commission or (b) cause this Warrant or the securities issuable hereunder to be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of this Warrant or the securities hereunder, except as provided for in FINRA Rule 5110(e)(2). Any shares of Common Stock issuable upon the exercise of this Warrant will also be subject to the restrictions in this paragraph for the duration of the Lock-up Period.]5

11.          Certain Rights of Holders.

(a)           Participation Rights. No dividend or other distribution on the Company’s Class A Common Stock (whether in cash, securities or other property, or any combination of the foregoing) will be declared or paid on the Class A Common Stock unless, at the time of such declaration and payment, the Company makes adequate provision such that the Holder [(other than any holder that is an Affiliate of the KKR Group (as defined in the Amended and Restated Registration Rights Agreement))]6 participates, at the same time and on the same terms as holders of Class A Common Stock, and solely by virtue of being a Holder of the Warrants, in such dividend or distribution without having to exercise such Holder’s Warrants and as if such Holder had owned, on the record date for such dividend or distribution, a number of shares of Class A Common Stock equal to the number of Warrant Shares that would be issuable as calculated pursuant to Section 1.1 multiplied by the dividend or other distribution declared per share of Class A Common Stock (each such dividend or distribution declared or paid on the Class A Common Stock, a “Class A Common Stock Participating Dividend,” and each corresponding delivery or distribution of cash, securities or other property, or any combination of the foregoing, to Holders pursuant to this Section 5.1, a “Participating Payment/Delivery”). The Company will provide notice to Holders of each Participating Payment/Delivery, including the related record date and payment or delivery date, at substantially the same time at which, and in substantially the same manner in which, the Company provides the related notice(s) to holders of the Class A Common Stock in connection with the corresponding Class A Common Stock Participating Dividend.

4 To be the date of the pricing of the IPO.

5 To be included only in “Private Placement Warrants”, as defined in the Amended and Restated Registration Rights Agreement.

6 To be included only in “Private Placement Warrants”, as defined in the Amended and Restated Registration Rights Agreement.

(b)           Automatic Cashless Exercise upon Expiration. Upon the Expiration Date, the Closing Sale Price of one share of Class A Common Stock (or other security issuable upon the exercise hereof) as determined in accordance with definition of “Closing Sale Price” is greater than the Exercise Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.1(a)(ii)(B) above as to all shares of Class A Common Stock (or such other securities) for which it shall not previously have been exercised, and the Company shall promptly deliver a certificate representing the Warrant Shares (or such other securities) issued upon such exercise to Holder; provided, however, the Company shall not be obligated to issue Warrant Shares that would result in the Company and its Subsidiaries not being in compliance with the Foreign Ownership Limitations and in which case, the Expiration Date shall be extended for so long as such Warrants cannot be exercised due to the Foreign Ownership Limitations.

12.          Miscellaneous.

(a)           Notices.

All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) on the next Business Day when sent by email if sent during normal business hours of the recipient, (iii) within five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (iv) within one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 6.1):

If to the Company:

GMR Solutions Inc.

[address]

Attention:	Thomas A. A. Cook
Email:	[email address]

with a copy to:

with a copy to:

Simpson Thacher & Bartlett LLP

[address]

Attention:	Sunny Cheong Jessica Asrat
Fax:	[fax]
E-mail:	[email address]

If to the Holder, in accordance with the notice provision set forth in the Applicable Agreement.

(b)           No Change in Warrant Terms on Adjustment.

Irrespective of any adjustment in the Exercise Price or the number of shares of Class A Common Stock, this Warrant Certificate, whether theretofore or thereafter issued or reissued, may continue to express the same price and number of shares of Class A Common Stock as are stated herein and the Exercise Price and such number of Class A Common Stock shares specified herein shall be deemed to have been so adjusted.

(c)           [Reserved].

(d)           Issuance and Transfer Taxes; Withholding.

(i)            The Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue or delivery of these Warrants or Warrant Shares on exercise of these Warrants pursuant hereto; provided, however, that if such documentary, stamp or similar issue or transfer tax is due because the Holder has requested that the Warrant Shares be issued in a name other than that of the Holder or an Affiliate of the Holder, then such taxes shall be paid by such Holder, the Company shall not be required to issue or deliver any stock certificate representing the Warrant Shares unless and until such Holder shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax have been paid.

(ii)            The Company shall be entitled to deduct and withhold, or cause to be deducted and withheld, from any payment or issuance (including in connection with an exercise) made under this Warrant Certificate, any amounts (including by way of withholding Class A Common Stock or any other applicable equity interest upon an exercise) required to be deducted or withheld under applicable law as determined by the Company in its sole discretion. Any amounts or property so deducted and withheld in compliance with this Warrant Certificate and will be treated for all purposes of the Warrant as having been paid to the Person in respect of which such deduction and withholding was made.

(e)            Exchange and Registry of Warrant or Transfer of Warrant.

(i)            This Warrant Certificate is exchangeable, upon the surrender hereof by the Holder to the Company, for a new Warrant Certificate or Certificates of like tenor and representing the right to purchase the same aggregate number of Warrant Shares. The Company shall maintain a registry showing the name and address of the Holder as the registered holder of this Warrant Certificate. This Warrant Certificate may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

(ii)            The Company shall register the transfer of any portion of the Warrants in the registry upon the Holder’s compliance with Section 4.2 and Section 6.4 hereof, provided that such transfer is made in compliance with this Warrant Certificate, the Applicable Agreement, the Amended and Restated Registration Rights Agreement, the Securities Act and state securities laws, including, without limitation, the legends on the face page of this Warrant Certificate.

(f)            Loss, Theft, Destruction or Mutilation of Warrant.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate (it being understood that an affidavit of the Holder in customary form and delivered reasonably promptly to the Company following such loss, theft, destruction or mutilation, as appropriate, shall be sufficient notice), and in the case of any such loss, theft or destruction, upon receipt of an indemnity or security reasonably satisfactory to the Company (it being understood that a written indemnification or security agreement from the Holder shall be a sufficient indemnity), or, in the case of any such mutilation, upon surrender and cancellation of this Warrant Certificate, the Company shall, at its own expense, and within a reasonable time, make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant Certificate, a new Warrant Certificate of like tenor and representing the right to purchase the same aggregate number of Warrant Shares as provided for in such lost, stolen, destroyed or mutilated Warrant Certificate; provided, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

(g)           Successors and Assigns.

Except as otherwise provided herein, the terms and conditions of this Warrant Certificate shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Warrant Certificate, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Warrant Certificate, except as expressly provided in this Warrant Certificate.

(h)           Governing Law.

All questions concerning the construction, validity, and interpretation of this Warrant Certificate shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the parties hereto submits to the jurisdiction of any state or federal court sitting in Delaware in any action or proceeding arising out of or relating to this Warrant Certificate and agrees that all claims in respect of the action or proceedings may be heard and determined in any such court and hereby expressly submits to the personal jurisdiction and venue of such court for the purposes hereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Any and all service of process and any other notice in any such action, suit or proceeding will be effective against any party hereto if given as provided herein. Nothing herein contained will be deemed to affect the right of any party to serve process in any manner permitted by law. THE PARTIES HEREBY IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THEM AGAINST THE OTHERS IN ANY MATTERS ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS WARRANT CERTIFICATE. Each of the parties hereto hereby consents to process being served by any party to this Warrant Certificate in any action or proceeding of the nature specified in this paragraph by the mailing of a copy thereof in the manner specified by the provisions of Section 6.1 hereof.

(i)            Titles and Subtitles.

The titles and subtitles used in this Warrant Certificate are used for convenience only and are not to be considered in construing or interpreting this Warrant Certificate.

(j)            Severability.

If one or more provisions of this Warrant Certificate are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant Certificate and the balance of the Warrant Certificate shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

(k)           Entire Agreement.

This Warrant Certificate, the Applicable Agreement, the Amended and Restated Registration Rights Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

(l)            No Rights as Holder of Warrants; Transfer Books.

The Warrants do not entitle the Holders to any voting rights or other rights as holder of Class A Common Stock of the Company prior to the date of exercise hereof; provided that nothing herein is intended to limit the rights of the holders of the Warrants under the Applicable Agreement[, the Amended and Restated Stockholders’ Agreement] or the Amended and Restated Registration Rights Agreement in accordance with their respective terms. The Company will at no time close its transfer books against transfer of these Warrants in any manner which interferes with the timely exercise of these Warrants.

(m)          Amendments and Waivers. The Warrants represented by this Warrant Certificate may be amended, and the observance of any term of such Warrants may be waived, only with the written consent of the Company and the Holder.

(n)           Equitable Relief. Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction. Each of the Company and the Holder waives any defense that a remedy at law is adequate and any requirement to post bond or provide similar security in connection with actions instituted for injunctive relief or specific performance of this Warrant.

(o)           Counterparts. This Warrant may be executed in two or more counterparts, each of which constitutes an original, and all of which taken together constitute one instrument. A signature delivered by facsimile or other electronic transmission (including e-mail) will be considered an original signature. Any Person may rely on a copy of this Warrant. The words “execution,” “signed,” “signature” and words of like import in this Warrant shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as an original executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act.

(p)           The following terms as used in this Warrant Certificate shall have the following meanings:

(i)            “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.

(ii)            “Affiliated Holder” means, with respect to a Holder, a Person that is an investment fund, entity or account (or separate account), managed, sponsored, advised, sub-advised or controlled (including by means of a voting agreement) by such Holder or an Affiliate of such Holder.

(iii)           “Amended and Restated Registration Rights Agreement” means the Amended and Restated Registration Rights Agreement, dated as of [●], 2026, among the Company and the other holders from time to time party thereto, as amended, supplemented or modified from time to time.

(iv)          [“Amended and Restated Stockholders’ Agreement” means the Amended and Restated Stockholders’ Agreement, dated as of [●], 2026, among the Company and the other parties from time to time party thereto, as amended, supplemented or modified from time to time.]

(v)            “Antitrust Approval” means, with respect to the Holder, the receipt of approvals and authorizations of, filings and registrations with, notifications to, or expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and the rules and regulations thereunder or the competition or merger control laws of other jurisdictions, to the extent applicable and necessary to permit the Holder to exercise the Warrants, in whole or in part, and own the Warrant Shares purchased thereby.

(vi)           “Board” means, with respect to a Person, the board of directors (or similar body) of such Person or any committee thereof duly authorized to act on behalf of such board of directors (or similar body).

(vii)          “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the State of New York.

(viii)         “Change of Control” means any transaction or series of related transactions (whether by merger, consolidation, recapitalization, reclassification, acquisition, liquidation or sale, lease or transfer of equity securities of the Company or assets (including equity securities of the Subsidiaries) or otherwise) (a) as a result of which any Person or group, within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (other than (x) Pegasus Aggregator Holdco LLC and its Affiliates, any group of which the foregoing are members and any other members of such group, (y) an employee benefit plan (or trust forming a part thereof) maintained by the Company or its controlled Affiliates) and (z) any Person that directly or indirectly holds 100% of the total voting stock of the Company and, at the time such Person acquired such voting power, no Person and no group held more than 50% of the total voting power of the outstanding stock of such Person), obtains ownership, directly or indirectly, of (i) Class A Common Stock that represent more than 50% of the total voting power of the outstanding Class A Common Stock of the Company or (ii) all or substantially all of the assets of the Company and its Subsidiaries on a consolidated basis or (b) with which all of the Class A Common Stock is exchanged for, converted into, acquired for, or constitutes solely to the right to receive, other securities, cash or other property.

(ix)           “Closing Sale Price” of the Class A Common Stock on any date of determination means:

(A) [reserved];

(B) if the Class A Common Stock is listed on the New York Stock Exchange or NASDAQ on such date, the closing sale price per share of the Class A Common Stock (or if no closing sale price is reported, the average of the closing bid and closing ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) as reported by the New York Stock Exchange or NASDAQ, as applicable;

(C) if the Class A Common Stock is not listed on the New York Stock Exchange or NASDAQ on such date, the closing sale price per share of the Class A Common Stock (or if no closing sale price is reported, the average of the closing bid and closing ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Class A Common Stock or such other securities are traded;

(D) if the Class A Common Stock is not listed on a U.S. national or regional securities exchange, the last quoted bid price for the Class A Common Stock on such date in the over-the-counter market as reported by Pink OTC Markets Inc. or other similar organization; or

(E) in all other cases, as determined by the Board of the Company, in its good faith judgment, based on relevant facts and circumstances at the time of such determination (including, to the extent applicable, the existing bid price or price paid per Class A Common Stock in any Change of Control (or then-pending Change of Control)); provided, however, in the case of any Change of Control, if any Holder objects to the determination of the “Closing Sale Price” within a reasonable period of time (no later than two (2) Business Days prior to the Change of Control), such “Closing Sale Price” shall be determined by a nationally recognized investment banking, accounting or valuation firm jointly selected by the Board with the consent of the Holder (such consent not to be unreasonably withheld, conditioned or delayed). The determination of such firm shall be final and conclusive, and the fees and expenses of such valuation firm shall be borne by the Company. In determining the Closing Sale Price of the Class A Common Stock by the Company or the third party firm contemplated by this clause (v), an arm’s length sale transaction between a willing buyer and a willing seller shall be assumed, using valuation techniques then prevailing in the securities industry giving due regard to the lack of liquidity of the Class A Common Stock or the securities owned by the Company due to any restrictions (contractual or otherwise) applicable thereto or any discount for minority interests and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale calculated on a Fully-Diluted Basis to include the conversion or exchange of all securities then outstanding that are convertible into or exchangeable for Class A Common Stock and the exercise of all rights and warrants then outstanding and exercisable to purchase Class A Common Stock or securities convertible into or exchangeable for shares of Class A Common Stock; provided, that such assumption shall not include those securities, rights and warrants (a) owned or held by or for the account of the Company or any of its Subsidiaries, or (b) convertible or exchangeable into Class A Common Stock where the conversion, exchange or exercise price per share of Class A Common Stock is greater than the Closing Sale Price. For the avoidance of doubt, the Closing Sale Price in the case of a Change of Control shall be the consideration paid per share of Class A Common Stock in such Change of Control.

The Closing Sale Price will be determined without reference to early hours, after hours or extended market trading.

(x)            “control” means, as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

The terms “controlling,” “controlled by” and “under common control with” shall have correlative meanings.

(xi)           “DOT” means the U.S. Department of Transportation or any other federal department or agency at the time administering the Foreign Ownership Limitations.

(xii)          “Exercise Date” means any date, on or prior to the Expiration Date, on which the Holder exercises the right to purchase the Warrant Shares, in whole or in part, pursuant to and in accordance with the terms and conditions described herein which shall be the date on which the Exercise Notice is delivered to the Company.

(xiii)         “Foreign Ownership Limitations” shall mean the applicable requirements related to the ownership of United States airlines by U.S. Citizens, which include all ownership and control restrictions under 49 U.S.C. § 40102(a)(15) as amended from time to time, and as interpreted by the DOT.

(xiv)         “Fully-Diluted Basis” means the number of shares of Class A Common Stock which are issued and outstanding or owned or held, as applicable, at the date of determination plus the number of shares of Class A Common Stock issuable pursuant to any options, warrants, rights or other securities (including any Class A Common Stock issuable upon conversion of outstanding Class B Common Stock, par value $0.001 per share without regard to any limitations on exercisability contained therein) then outstanding, which are convertible into or exchangeable or exercisable for Class A Common Stock and fully vested.

(xv)         “Market Disruption Event” means:

(A)           a failure by the principal market on which the Class A Common Stock is listed or approved for trading to open for trading during its regular trading session; or

(B)           the occurrence or existence for more than a one half-hour period in the aggregate on any Scheduled Trading Day of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the principal market on which the Class A Common Stock is listed or approved for trading or otherwise) in the shares of the Class A Common Stock or in any options, contracts or future contracts relating to shares of the Class A Common Stock, and such suspension or limitation occurs or exists at any time before 1:00 p.m., New York City time, on such day.

(xvi)         “Person” means any individual, corporation, limited liability company, partnership (including a limited partnership), joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

(xvii)        “Scheduled Trading Day” means any day that is scheduled to be a Trading Day on the principal U.S. national or regional securities exchange or market on which the Class A Common Stock is listed or admitted for trading; provided that if the Class A Common Stock is not listed or traded, “Scheduled Trading Day” shall mean any Business Day.

(xviii)       “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which (i) a majority of the shares of securities or other interests having ordinary voting power for the election of members of the board of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency that has not yet happened) are at the time beneficially owned, (ii) more than half of the issued share capital is at the time beneficially owned, or (iii) the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Company.

(xix)         “Trading Day” means a day on which (a) there is no Market Disruption Event and (b) trading in the Class A Common Stock generally occurs on the principal U.S. national or regional securities exchange on which the Class A Common Stock is then traded; provided that if the Class A Common Stock is not so listed or traded, “Trading Day” shall mean any Business Day.

(xx)          “U.S. Citizen” means a “citizen of the United States” as that term is defined in 49 U.S.C. § 40102(a)(15), as may be amended from time to time, and as interpreted by the DOT.

(xxi)         “Warrants” means any and all of the warrants to acquire shares of Class A Common Stock issued pursuant to the Applicable Agreement, and any replacement warrants issued in respect thereof.

(q)           The parties agree that this Warrant Certificate shall not be issued as a physical certificate and the Warrants documented by this Warrant Certificate shall not constitute “certificated securities” for purposes of the Uniform Commercial Code (as in effect in any state). Any surrender or delivery contemplated by this Warrant Certificate shall be effected via exchange in “pdf” form or other electronic means.

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its duly authorized as of the date first written above.

COMPANY:
GMR SOLUTIONS INC.

By:
Name:
Title:

AGREED AND ACKNOWLEDGED:

HOLDER:

[●]

By:
Name:
Title:

Agreed Form

EXHIBIT A
FORM OF EXERCISE NOTICE

Date: ___________

TO:         GMR Solutions Inc.

RE:         Election to Exercise Warrants

The undersigned, being the holder of the Warrant Certificate issued by GMR Solutions Inc. (the “Company”) identified below hereby elects to exercise the number of Warrants represented by such Warrant Certificate indicated below and, in accordance with Section 1 of the Warrant Certificate, hereby agrees to pay the aggregate Exercise Price for such shares of Class A Common Stock in the manner set forth below.

By submission of this notice of exercise, the undersigned represents and warrants to the Company that it is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”), and that the securities have been acquired for investment and not with a view to, or in connection with, the sale or distribution thereof. The undersigned understands, acknowledges and agrees that the shares of Class A Common Stock issued upon exercise hereof are subject to the limitations as set forth in the Warrant Certificate, the Applicable Agreement and the Amended and Restated Registration Rights Agreement and have not been registered under the Securities Act, or under any applicable state securities laws, and that no sale or disposition thereof may be made without compliance with the limitations as set forth in the Warrant Certificate, the Applicable Agreement and the Amended and Restated Registration Rights Agreement and pursuant to an effective registration statement related thereto or upon receipt by the Company of an opinion of counsel satisfactory to the Company that such registration is not required under the Securities Act, or applicable state securities laws; provided, however, no opinion of counsel shall be required if any sale or disposition is to an Affiliate, so long as any recipient (x) represents that it is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act and (y) agrees to be bound by all the terms and conditions of this Warrant as if the original Holder hereof.

Warrant Certificate Number	_____________________
Number of Warrants Being Exercised	_____________________
$____________________
Method of Payment of Exercise Price (note if cashless exercise pursuant to Section 1.1(A)(ii)(B) of the Warrant Certificate):	_____________________

Holder:
By:
Name:
Title:

Exhibit B

Form of Class B Common Stock Non-Voting Warrant

[See attached]

Warrant Certificate No. [●]	Number of Warrants: [●]

Warrantholder: [●] (and indirectly by entities affiliated with [●])	Issue Date: [●], 2026

WARRANT TO PURCHASE SHARES OF CLASS B COMMON STOCK

OF

GMR SOLUTIONS INC.

THIS WARRANT CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO VARIOUS CONDITIONS, INCLUDING CERTAIN RESTRICTIONS RELATING TO COMPLIANCE WITH U.S. AIRLINE FOREIGN OWNERSHIP LIMITATIONS. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS WARRANT CERTIFICATE OR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH WARRANT CERTIFICATE, THE APPLICABLE AGREEMENT AND THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT AND (A) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER AND UNDER APPLICABLE STATE SECURITIES LAWS. THE HOLDER OF THIS WARRANT CERTIFICATE, BY ACCEPTANCE OF THIS WARRANT CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH WARRANT CERTIFICATE, APPLICABLE AGREEMENT AND THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT.

GMR Solutions Inc., a Delaware corporation (the “Company”), hereby certifies that [●], a [JURISDICTION] [TYPE OF ENTITY] (together with his, her or its successors and assigns and any transferee of any Warrant, and his, her or its successors and assigns, the “Holder”), is entitled, subject to the terms and conditions set forth in this warrant certificate (this “Warrant Certificate”), to acquire from the Company, at any time or times on or after the date hereof, but not after 5:00 P.M., Eastern Time on the date that is [(a) if the Holder is, at the time of the exercise, an Affiliate of the KKR Group (as defined in the Amended and Restated Registration Rights Agreement), the fifth (5th) anniversary of the Issue Date and (b) otherwise, the tenth (10th) anniversary of the Issue Date]7 [May 20, 2034] [tenth (10th) anniversary of the Issue Date (as such date may be extended either (i) by written agreement of the Holder and the Company from time to time, (ii) pursuant to Section 5.2 or (iii) to the extent required if at any time the Warrants cannot be exercised pursuant to Foreign Ownership Limitations (which extension shall represent the amount of time the Warrants have not been able to be exercised))] ([(a) or (b), as applicable,]8 the “Expiration Date”), one duly authorized, validly issued, fully paid, nonassessable shares of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock”) for each Warrant represented by this Warrant Certificate, which shall be adjusted or readjusted from time to time as provided in this Warrant Certificate (as adjusted, the “Warrant Shares”), at a purchase price per share equal to $0.01 (the “Initial Exercise Price”), which shall be adjusted from time to time as provided in this Warrant Certificate (as adjusted, the “Exercise Price”). The Warrants are issued pursuant to the terms of that certain [●]9 Agreement, dated as of [●], 2026, by and among the Company and the parties thereto (the “Applicable Agreement”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Applicable Agreement.

7 5-year term to be included only in “Private Placement Warrants”, as defined in the Amended and Restated Registration Rights Agreement.

8 5-year term to be included only in “Private Placement Warrants”, as defined in the Amended and Restated Registration Rights Agreement.

9 NTD: “Private Placement Warrants”, as defined in the Amended and Restated Registration Rights Agreement, will refer to the Investment Agreement.

13.          Exercise; Exchange of Warrant.

Manner of Exercise; Exchange.

Exercise.

Subject to Section 1.1(d) hereof, the Holder may exercise these Warrants, in whole or in part (except as to a fractional share), at any time and from time to time during normal business hours on any Business Day on or prior to the Expiration Date, by:

(A) surrendering this Warrant Certificate (subject to Section 1.1(c) hereof) and (in every case) delivering a notice of exercise in the form attached hereto as Exhibit A (the “Exercise Notice”), duly completed and executed on behalf of the Holder, at the principal executive office of the Company (or such other office or agency of the Company in the United States as it could designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), and

(B) tendering payment of the aggregate Exercise Price equal to the product of (A) the Exercise Price then in effect and (B) the number of Warrant Shares thereby purchased, at the election of the Holder in one of the following manners:

(1)            by check or wire transfer payable to the order of the Company to an account designated in writing by the Company; or

(2)            in lieu of cash payment described in clause (A) above, but otherwise in accordance with the requirements of this Section 1.1, by having the Company issue to the Holder a number of shares of Class B Common Stock determined by the following formula:

NW =	NE x ((PC – PE) / PC)

where —

NW	is the number of Warrant Shares to be issued to the Holder;

NE	is the number of Warrant Shares for which the Warrants are then being exercised (including the Warrant Shares surrendered to the Company in payment of the aggregate Exercise Price);

PC	is the Closing Sale Price of the Class A Common Stock on the Trading Day prior to the Exercise Date; and

PE	is the Exercise Price.

No Fractional Shares.

No fractional shares shall be issued upon the exercise of the Warrants as a consequence of any adjustment pursuant hereto. All shares of Class B Common Stock (including fractions) issuable upon exercise of this Warrant Certificate may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying such fraction by the Closing Sale Price of a share of Class A Common Stock as of the Exercise Date.

Surrender of Warrant Certificate.

Upon exercise of any portion of these Warrants in accordance with the terms hereof, the Holder shall not be required to physically surrender this Warrant Certificate to the Company. The Holder and the Company shall each maintain records showing the number of Warrants so exercised and the number of Warrant Shares issued in connection with each exercise of these Warrants and the dates of such exercises or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Warrant Certificate upon each such exercise. Notwithstanding the foregoing and subject to Section 4.2, if any of these Warrants are exercised as aforesaid, the Holder may not transfer or assign the remaining Warrants unless such Holder first surrenders this Warrant Certificate to the Company, whereupon the Company will forthwith issue and deliver upon order of the Holder a new Warrant Certificate of like tenor, registered on the books of the Company as the Holder may reasonably request, representing the number of Warrants not theretofore exercised. Any new Warrant Certificate issued and delivered pursuant to this Section 1.1(c) shall in all other respects be identical to this Warrant Certificate. The Holder and any assignee, by acceptance of this Warrant Certificate or a new Warrant Certificate, acknowledge and agree that by reason of the provisions of this Section 1.1, following exercise of any portion of these Warrants, the number of Warrant Shares into which the Warrants represented by this Warrant Certificate may be exercised may be less than the number of Warrant Shares for which the Warrants set forth on the face hereof may be exercised.

Regulatory Approval.

If any Antitrust Approval, including the filing and the expiration of any waiting period under the HSR Act, is required prior to the acquisition of Warrant Shares, the Holder will not acquire such shares until such approval has been obtained (or in the case of the HSR Act, such filing has been completed and such waiting period has been terminated or has expired). The Company and the Holder will use their respective commercially reasonable efforts to comply promptly with all applicable regulatory requirements. The Company will bear all documented and reasonable third-party fees and expenses, including all filing fees, incurred by it or the Holder in connection with such compliance.

To the extent permitted by applicable law associated with any required Antitrust Approval, each of Holder and the Company shall consult and cooperate with one another, and consider in good faith the views of one another, in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto in connection with proceedings under or relating to the HSR Act or any applicable foreign antitrust or competition-related laws. Any Holder and the Company shall cooperate fully with each other in connection with the making of all such filings or responses. In addition, the Warrants may not be exercised and Warrant Shares may not be acquired pursuant to this Warrant Certificate, to the extent that the Holder’s record or beneficial ownership thereof would result in the Company or any of its Subsidiaries not complying with the Foreign Ownership Limitations, other than in connection with a Change of Control, in which case, in lieu of receiving Warrant Shares upon exercise, Holders shall be entitled to participate in the Change of Control on an as-exercised basis as if they received such Warrant Shares upon exercise.

When Exercise Effective.

The Person(s) in whose name(s) any Warrant Shares so issued, as designated by the Holder in accordance with Section 4.2 hereof, will be deemed to be the holder(s) of record of such Warrant Shares as of the close of business on the Exercise Date, notwithstanding that the stock transfer books of the Company may then be closed or certificates representing such Warrant Shares may not be actually delivered on such date. To the extent regulatory approval is required, no such rights of control, including exercise of the Warrant, shall be effective until such approvals have been secured.

Delivery of Stock Certificates Upon Exercise.

Certificates for Warrant Shares issued upon exercise of these Warrants will be issued in such name(s) as the Holder may designate in accordance with Section 4.2 hereof and will be delivered to such named Person(s) within a reasonable time, not to exceed five (5) Business Days after any Exercise Date.

Restricted Securities.

The Warrants and the Warrant Shares purchasable hereunder constitute “restricted securities” under the federal securities laws inasmuch as they are, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act, or an applicable exemption from such registration. A securities legend to the foregoing effect in the form as set forth in the Section 4.1 hereof shall be placed on any Warrant Shares issued to the Holder upon exercise of the Warrants.

Treatment of Warrant upon Change of Control.

In the event of a Change of Control in which the Closing Sale Price of one share of Class A Common Stock as determined in accordance with the definition of “Closing Sale Price” is equal to or greater than the Exercise Price in effect on the date immediately prior to such Change of Control, and Holder has not fully exercised this Warrant prior to such date, then immediately prior to the closing of such Change of Control, Holders shall be entitled (but not required) to exercise any portion of this Warrant pursuant to Section 1.1(a)(ii)(B) above as to all Warrant Shares for which this Warrant shall not previously have been exercised; provided, however, the Company shall give notice to Holder of the proposed Change of Control no later than two (2) Business Days prior to the consummation of such Change of Control. In connection with any such cashless exercise in accordance with this Section 1.5, the Company shall promptly, but in any event no later than ten (10) Business Days following such cashless exercise, notify the Holder of the number of Warrant Shares issued upon exercise of this Warrant.

Adjustments to Exercise Price and Warrant Shares.

Adjustments.

The number of Warrant Shares that the Holder shall be entitled to receive upon exercise of the Warrants shall be determined by multiplying the number of Warrant Shares which would otherwise (but for the provisions of this Section 2) be issuable upon such exercise, as designated by the Holder in the Exercise Notice, by a fraction, (a) the numerator of which shall be the Initial Exercise Price, and (b) the denominator of which shall be Exercise Price as currently in effect on the date of such exercise.

(b)           Effect of Recapitalization, Reclassification, Consolidation, Merger or Sale.

(i)            In the event of:

(A) any reclassification (including through a recapitalization) or other change of the Class B Common Stock, including any share split, reverse share split, share combination or subdivision;

(B) [reserved];

(C) any consolidation, merger, combination or binding share exchange involving the Company; or

(D) any sale or conveyance (including through a lease or other transfer) to a third party of all or substantially all of the property and assets of the Company, in each case in which the holders of the outstanding Class B Common Stock are entitled to receive stock, other securities, other property or assets (including cash or any combination thereof) (any such event in clauses (i), (iii) and (iv) above, a “Reorganization Event”), then, at the effective time of such Reorganization Event, the right of the Holder to purchase the Warrant Shares upon exercise of the Warrants represented by this Warrant Certificate shall be changed into a right to purchase the type and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that the Holder would have been entitled to receive had the Holder owned a number of shares of Class B Common Stock immediately prior to such Reorganization Event equal to the number of Warrant Shares the Holder would have received if the Holder had exercised such Warrants immediately prior to such Reorganization Event (the “Reference Property”, with each “unit of Reference Property” meaning the type and amount of Reference Property that a holder of one share of Class B Common Stock is entitled to receive) and, concurrently with or promptly following the effective time of such Reorganization Event, upon the Holder’s surrender of this Warrant Certificate to the Company or the successor or purchasing Person, as the case may be, pursuant to procedures comparable to those set forth in Section 6.6 hereof, the Company or the successor or purchasing Person, as the case may be, shall issue in favor of the Holder a new Warrant Certificate or Certificates of like tenor and representing the right to purchase a number of units of Reference Property corresponding to the number of Warrant Shares the Warrants represented by the surrendered Warrant Certificate previously entitled the Holder to purchase upon exercise in accordance with Section 1.1 hereof, subject, however, to appropriate adjustment to reflect the prior exercise of any Warrants represented hereby; provided that, with respect to any Warrant, the Referenced Property shall not include any shares of stock, other securities or other property or assets (including cash or any combination thereof) that have any voting rights.

(ii)           If, as a result of the Reorganization Event, holders of the Class B Common Stock are entitled to receive more than a single type of consideration because such holders have the right to elect the types of consideration they receive, then:

(A) the Reference Property for which these Warrants will be exercisable will be deemed to be the weighted average of the types and amounts of consideration received by the holders of Class B Common Stock that affirmatively make such an election, and

(B) the unit of Reference Property for purposes of the foregoing sentence shall refer to the consideration referred to in clause (i) attributable to one share of Class B Common Stock.

The Company shall notify the Holder of such weighted average as soon as practicable after such determination is made.

If, in the case of any such Reorganization Event, the Reference Property receivable thereupon by a holder of Class B Common Stock includes shares of stock, securities or other property or assets (including cash or any combination thereof) of a Person other than the successor or purchasing Person, as the case may be, in such Reorganization Event, then the Warrant Certificate representing warrant to acquire Reference Property shall additionally be executed and delivered by such other Person.

(iii)            In the case of any Reorganization Event pursuant to Section 2.2(a)(i), in the case of any share split, reverse share split, combination or subdivision, if the Company subdivides the outstanding shares of Class B Common Stock, by reclassification or otherwise, into a greater number of shares of Class B Common Stock, the number of Warrant Shares purchasable hereunder shall be proportionately increased and the Exercise Price shall be proportionately decreased. If the outstanding shares of Class B Common Stock are combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Class B Common Stock, the Exercise Price shall be proportionately increased and the number of Warrant Shares purchasable hereunder shall be proportionately decreased.

(iv)          If any event occurs as to which the provisions of this Section 2 are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of the Company, fairly and adequately protect the purchase rights of the Holder in accordance with the essential intent and principles of such provisions, then the Board of the Company shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of the Board of the Company, to protect such purchase rights as aforesaid.

(v)            Any adjustments pursuant to this Section 2 shall be made successively whenever an event referred to herein shall occur.

(c)            Notice/Certificate as to Adjustments.

Upon each adjustment of the Exercise Price, class and/or number of Warrant Shares pursuant to this Section 2, the Company, at the Company’s expense, shall promptly notify the Holders in writing, setting forth the adjustments to the Exercise Price, class and/or number of Warrant Shares and facts upon which such adjustment is based. The Company shall, upon written request from any Holder, furnish such Holder with a certificate of its Chief Financial Officer or other authorized officer, including computations of such adjustment and the Exercise Price, class and number of Warrant Shares in effect upon the date of such adjustment.

14.          Covenants of the Company.

The Company covenants and agrees that:

(i)            it has the power and authority to execute, deliver and perform its obligations under the Warrants;

(ii)            the Warrants are duly authorized and validly issued;

(iii)           all shares of Class B Common Stock that may be issued upon the exercise of the Warrants shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free of any taxes, liens and encumbrances, except for restrictions on transfer provided for herein, in the Applicable Agreement and the Amended and Restated Registration Rights Agreement;

(iv)          during the period within which the Warrants may be exercised, it will at all times have authorized and reserved a sufficient number of shares of Class B Common Stock to provide for the exercise of the Warrants;

(v)           if any shares of Class B Common Stock reserved or to be reserved to provide for the exercise of the Warrants require registration with or approval of any governmental authority under any federal or state law or stock exchange rule before such shares may be validly issued, then it shall in good faith and as expeditiously as possible using its commercially reasonable efforts endeavor to secure such registration or approval, as the case may be;

(vi)          it shall not, by amendment to its certificate of incorporation (whether by way of merger, operation of law, or otherwise) or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, agreement or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company and shall at all times in good faith and using its commercially reasonable efforts, assist in the carrying out of all the provisions of this Warrant Certificate and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment as if the Holder was a stockholder of the Company entitled to the benefit of fiduciary duties afforded to stockholders under laws of the State of Delaware. Any successor to the Company shall agree in writing, as a condition to such succession, to carry out and observe the obligations of the Company hereunder with respect to the Warrants;

(vii)          no consent, waiver or authorization of, or filing with any other person or entity (including without limitation, any governmental authority) is required in connection with the issuance of the Warrant or with the validity or enforceability against the Company of the Warrant;

(viii)         in the event any Holder proposes to transfer or assign any Warrant and the Warrant Shares issuable upon exercise of any Warrant, in whole or in part, pursuant to Section 4, the Company will reasonably cooperate with the Holder (and any transferee or assignee) to effectuate such transfer; provided that such transfer or assignment is otherwise in compliance with Section 4.2.

(b)            Notice of Certain Events. If the Company proposes at any time to:

(i)            offer for subscription or sale pro rata to the holders of the outstanding shares of Class B Common Stock any additional shares of any class or series of the Company’s stock [(to the extent permitted by the Amended and Restated Stockholders’ Agreement or the Amended and Restated Registration Rights Agreement)];

(ii)            effect any reclassification, exchange, combination, substitution, reorganization or recapitalization of the outstanding shares of Class B Common Stock;

(iii)          declare any dividend or distribution upon the outstanding shares of the Class B Common Stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; then, in connection with each such event, the Company shall give Holder:

(A) in the case of clause (a) and (c) above, at least two (2) Business Days’ (or such shorter period agreed with the Holder) prior written notice of the earlier to occur of the effective date thereof or the date on which a record will be taken for such distribution or subscription rights (and specifying the date on which the holders of outstanding shares of Class B Common Stock will be entitled thereto) or for determining rights to vote, if any; and

(B) in the case of clause (b) above, at least two (2) Business Days’ (or such shorter period agreed with the Holder) prior written notice of the date when the same shall take place (and specifying the anticipated date on which the holders of outstanding Class B Common Stock shall be entitled to exchange their Class B Common Stock for the securities or other property deliverable upon the occurrence of such event and such reasonable information as the Holder may reasonably request from the Company in writing regarding the treatment of the Warrants in connection with such event giving rise to the notice).

The Company will also provide information requested by Holder that is reasonably necessary to enable any Holder to comply with such Holder’s accounting or reporting (including tax reporting) requirements.

15.          Restrictions on Transfer.

(a)           Restrictive Legend.

(i)            Each certificate or book entry notation representing shares of Class B Common Stock issued upon exercise of the Warrants and each certificate representing shares of Class B Common Stock issued to any subsequent transferee of any such certificate or book entry notation, shall be stamped or otherwise imprinted with a legend in substantially the form as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO VARIOUS CONDITIONS, INCLUDING CERTAIN RESTRICTIONS RELATING TO COMPLIANCE WITH U.S. AIRLINE FOREIGN OWNERSHIP LIMITATIONS. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THIS CERTIFICATE, THE APPLICABLE AGREEMENT AND THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT AND (A) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER AND UNDER APPLICABLE STATE SECURITIES LAWS. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF THE APPLICABLE AGREEMENT AND THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT.

(ii)           If at any time any securities other than shares of Class B Common Stock shall be issuable upon the exercise of the Warrants, such securities shall bear a legend similar to the one set forth above.

(b)           Transfer/Assignment.

(i)            Subject to compliance with clauses (b), (c) and (d) of this Section 4.2 and the Amended and Restated Registration Rights Agreement, these Warrants and all rights hereunder are transferrable, in whole or in part, upon the books of the Company by the registered holder hereof in Person or by duly authorized attorney, and a new Warrant Certificate or Certificates representing these Warrants shall be made and delivered by the Company, of the same tenor and date as this Warrant Certificate but registered in the name or names of one or more transferees, upon surrender of this Warrant Certificate, duly endorsed, to the office or agency of the Company described in Section 1.1 hereof, subject, however, to appropriate adjustment to reflect the prior exercise of any Warrants represented hereby. Each transferee shall execute a counterpart signature page hereto as the Holder to the applicable new Warrant Certificate, and such transferee shall thereby be bound by, and subject to, all of the terms and conditions of such new Warrant Certificate. All expenses and other charges payable in connection with the preparation, execution and delivery of the new Warrant Certificate or Certificates pursuant to this Section 4.2 shall be paid by the Company, provided, however, that the Company shall not be obligated to pay any documentary taxes, stamp or similar issue taxes or transfer taxes in respect of the preparation, execution and delivery of such new Warrant Certificate or Certificates pursuant to this Section 4.2.

(ii)           Notwithstanding the foregoing, no Warrant Shares shall be transferred in violation of the Foreign Ownership Limitations.

(iii)           Notwithstanding the foregoing, the transfer of these Warrants and any rights hereunder, and any Warrant Shares issued upon exercise of these Warrants, shall be subject to the applicable provisions and limitations as set forth in the Applicable Agreement, the Amended and Restated Registration Rights Agreement, the Securities Act and the Exchange Act, provided that any such transferee will remain subject to this transfer restriction.

(iv)          Without limiting the generality of clause (c) above, the Warrants and Warrant Shares issuable upon exercise of these Warrants shall not be transferred except in compliance with the terms and conditions specified in the Applicable Agreement, the Amended and Restated Registration Rights Agreement and in this Section 4.2, which conditions are interested, among other things, to ensure the compliance of the Company and its Subsidiaries with the Foreign Ownership Limitation. Any purported transfer other than in accordance with the terms and conditions of this Warrant Certificate, the Applicable Agreement and the Amended and Restated Registration Rights Agreement shall be null and void, and the Company shall not recognize any such transfer for any purpose and shall not reflect in its records any change in record ownership pursuant to any such transfer. The Holder, by acceptance of this Warrant Certificate, agrees to be bound by the provisions of this Section 4.2.

(v)           For the avoidance of doubt, and without need of any consent of, or any further action by the Company or any other Person, the Holder shall be permitted to pledge or grant a security interest in all or a portion of its right, title and interest in such Holder’s Warrant (or underlying Warrant Shares, but only to the extent that such pledge would not otherwise have the potential to result in the Company and its Subsidiaries not being in compliance with the Foreign Ownership Limitation) to secure the obligations of such Holder, to any Person (and/or any agent, trustee or representative of such Person) with respect to any loan, letter of credit or other extension of credit or indebtedness to or for the account of the Holder and any transfer of any such Holder’s right, title and interest in the Warrant (or underlying Warrant shares, but only to the extent that such pledge would not otherwise have the potential to result in the Company and its Subsidiaries not being in compliance with the Foreign Ownership Limitation) in respect of which such Holder granted a security interest in connection with a foreclosure of such security interest or other exercise of remedies under such indebtedness shall not require the consent of the Company or any other Person and such transfer shall permitted pursuant to this Section 4.2.

(vi)          [Without limiting the generality of the foregoing, the Holder of this Warrant agrees it will not, for a period of 180 days following the date of the Applicable Agreement10 (the “Lock-up Period”): (a) sell, transfer, assign, pledge or hypothecate this Warrant or any of the securities issuable hereunder to anyone other than: (i) as required by operation of law or by reason of reorganization of the Company, (ii) to an underwriter or a selected dealer participating in the initial public offering of the Company, (iii) to a bona fide officer or partner of any such underwriter or selected dealer, in each case in accordance with FINRA Rule 5110(e)(2)(B)(i), or (iv) to the Company in a transaction exempt from registration with the Commission or (b) cause this Warrant or the securities issuable hereunder to be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of this Warrant or the securities hereunder, except as provided for in FINRA Rule 5110(e)(2). Any shares of Common Stock issuable upon the exercise of this Warrant will also be subject to the restrictions in this paragraph for the duration of the Lock-up Period.]11

16.          Certain Rights of Holders.

(a)           Participation Rights. No dividend or other distribution on the Company’s Class B Common Stock (whether in cash, securities or other property, or any combination of the foregoing) will be declared or paid on the Class B Common Stock unless, at the time of such declaration and payment, the Company makes adequate provision such that the Holder [(other than any holder that is an Affiliate of the KKR Group (as defined in the Amended and Restated Registration Rights Agreement))]12 participates, at the same time and on the same terms as holders of Class B Common Stock, and solely by virtue of being a Holder of the Warrants, in such dividend or distribution without having to exercise such Holder’s Warrants and as if such Holder had owned, on the record date for such dividend or distribution, a number of shares of Class B Common Stock equal to the number of Warrant Shares that would be issuable as calculated pursuant to Section 1.1 multiplied by the dividend or other distribution declared per share of Class B Common Stock (each such dividend or distribution declared or paid on the Class B Common Stock, a “Class B Common Stock Participating Dividend,” and each corresponding delivery or distribution of cash, securities or other property, or any combination of the foregoing, to Holders pursuant to this Section 5.1, a “Participating Payment/Delivery”). The Company will provide notice to Holders of each Participating Payment/Delivery, including the related record date and payment or delivery date, at substantially the same time at which, and in substantially the same manner in which, the Company provides the related notice(s) to holders of the Class B Common Stock in connection with the corresponding Class B Common Stock Participating Dividend.

10 To be the date of the pricing of the IPO.

11 To be included only in “Private Placement Warrants”, as defined in the Amended and Restated Registration Rights Agreement.

12 To be included only in “Private Placement Warrants”, as defined in the Amended and Restated Registration Rights Agreement.

(b)           Automatic Cashless Exercise upon Expiration. Upon the Expiration Date, the Closing Sale Price of one share of Class A Common Stock (or other security issuable upon the exercise hereof) as determined in accordance with definition of “Closing Sale Price” is greater than the Exercise Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.1(a)(ii)(B) above as to all shares of Class B Common Stock (or such other securities) for which it shall not previously have been exercised, and the Company shall promptly deliver a certificate representing the Warrant Shares (or such other securities) issued upon such exercise to Holder; provided, however, the Company shall not be obligated to issue Warrant Shares that would result in the Company and its Subsidiaries not being in compliance with the Foreign Ownership Limitations and in which case, the Expiration Date shall be extended for so long as such Warrants cannot be exercised due to the Foreign Ownership Limitations.

17.          Miscellaneous.

(a)           Notices.

All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) on the next Business Day when sent by email if sent during normal business hours of the recipient, (iii) within five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (iv) within one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 6.1):

If to the Company:

GMR Solutions Inc.

[address]

Attention:	Thomas A. A. Cook
Email:	[email address]

with a copy to:

with a copy to:

Simpson Thacher & Bartlett LLP

[address]

Attention:	Sunny Cheong Jessica Asrat
Fax:	[fax]
E-mail:	[email address]

If to the Holder, in accordance with the notice provision set forth in the Applicable Agreement.

(b)           No Change in Warrant Terms on Adjustment.

Irrespective of any adjustment in the Exercise Price or the number of shares of Class B Common Stock, this Warrant Certificate, whether theretofore or thereafter issued or reissued, may continue to express the same price and number of shares of Class B Common Stock as are stated herein and the Exercise Price and such number of Class B Common Stock shares specified herein shall be deemed to have been so adjusted.

(c)           [Reserved].

(d)           Issuance and Transfer Taxes; Withholding.

(i)            The Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue or delivery of these Warrants or Warrant Shares on exercise of these Warrants pursuant hereto; provided, however, that if such documentary, stamp or similar issue or transfer tax is due because the Holder has requested that the Warrant Shares be issued in a name other than that of the Holder or an Affiliate of the Holder, then such taxes shall be paid by such Holder, the Company shall not be required to issue or deliver any stock certificate representing the Warrant Shares unless and until such Holder shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax have been paid.

(ii)           The Company shall be entitled to deduct and withhold, or cause to be deducted and withheld, from any payment or issuance (including in connection with an exercise) made under this Warrant Certificate, any amounts (including by way of withholding Class B Common Stock or any other applicable equity interest upon an exercise) required to be deducted or withheld under applicable law as determined by the Company in its sole discretion. Any amounts or property so deducted and withheld in compliance with this Warrant Certificate and will be treated for all purposes of the Warrant as having been paid to the Person in respect of which such deduction and withholding was made.

(e)           Exchange and Registry of Warrant or Transfer of Warrant.

(i)            This Warrant Certificate is exchangeable, upon the surrender hereof by the Holder to the Company, for a new Warrant Certificate or Certificates of like tenor and representing the right to purchase the same aggregate number of Warrant Shares. The Company shall maintain a registry showing the name and address of the Holder as the registered holder of this Warrant Certificate. This Warrant Certificate may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

(ii)            The Company shall register the transfer of any portion of the Warrants in the registry upon the Holder’s compliance with Section 4.2 and Section 6.4 hereof, provided that such transfer is made in compliance with this Warrant Certificate, the Applicable Agreement, the Amended and Restated Registration Rights Agreement, the Securities Act and state securities laws, including, without limitation, the legends on the face page of this Warrant Certificate.

(f)            Loss, Theft, Destruction or Mutilation of Warrant.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate (it being understood that an affidavit of the Holder in customary form and delivered reasonably promptly to the Company following such loss, theft, destruction or mutilation, as appropriate, shall be sufficient notice), and in the case of any such loss, theft or destruction, upon receipt of an indemnity or security reasonably satisfactory to the Company (it being understood that a written indemnification or security agreement from the Holder shall be a sufficient indemnity), or, in the case of any such mutilation, upon surrender and cancellation of this Warrant Certificate, the Company shall, at its own expense, and within a reasonable time, make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant Certificate, a new Warrant Certificate of like tenor and representing the right to purchase the same aggregate number of Warrant Shares as provided for in such lost, stolen, destroyed or mutilated Warrant Certificate; provided, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

(g)           Successors and Assigns.

Except as otherwise provided herein, the terms and conditions of this Warrant Certificate shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Warrant Certificate, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Warrant Certificate, except as expressly provided in this Warrant Certificate.

(h)           Governing Law.

All questions concerning the construction, validity, and interpretation of this Warrant Certificate shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the parties hereto submits to the jurisdiction of any state or federal court sitting in Delaware in any action or proceeding arising out of or relating to this Warrant Certificate and agrees that all claims in respect of the action or proceedings may be heard and determined in any such court and hereby expressly submits to the personal jurisdiction and venue of such court for the purposes hereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Any and all service of process and any other notice in any such action, suit or proceeding will be effective against any party hereto if given as provided herein. Nothing herein contained will be deemed to affect the right of any party to serve process in any manner permitted by law. THE PARTIES HEREBY IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THEM AGAINST THE OTHERS IN ANY MATTERS ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS WARRANT CERTIFICATE. Each of the parties hereto hereby consents to process being served by any party to this Warrant Certificate in any action or proceeding of the nature specified in this paragraph by the mailing of a copy thereof in the manner specified by the provisions of Section 6.1 hereof.

(i)            Titles and Subtitles.

The titles and subtitles used in this Warrant Certificate are used for convenience only and are not to be considered in construing or interpreting this Warrant Certificate.

(j)            Severability.

If one or more provisions of this Warrant Certificate are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant Certificate and the balance of the Warrant Certificate shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

(k)           Entire Agreement.

This Warrant Certificate, the Applicable Agreement, the Amended and Restated Registration Rights Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

(l)            No Rights as Holder of Warrants; Transfer Books.

The Warrants do not entitle the Holders to any voting rights or other rights as holder of Class B Common Stock of the Company prior to the date of exercise hereof; provided that nothing herein is intended to limit the rights of the holders of the Warrants under the Applicable Agreement[, the Amended and Restated Stockholders’ Agreement] or the Amended and Restated Registration Rights Agreement in accordance with their respective terms. The Company will at no time close its transfer books against transfer of these Warrants in any manner which interferes with the timely exercise of these Warrants.

(m)          Amendments and Waivers. The Warrants represented by this Warrant Certificate may be amended, and the observance of any term of such Warrants may be waived, only with the written consent of the Company and the Holder.

(n)            Equitable Relief. Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction. Each of the Company and the Holder waives any defense that a remedy at law is adequate and any requirement to post bond or provide similar security in connection with actions instituted for injunctive relief or specific performance of this Warrant.

(o)           Counterparts. This Warrant may be executed in two or more counterparts, each of which constitutes an original, and all of which taken together constitute one instrument. A signature delivered by facsimile or other electronic transmission (including e-mail) will be considered an original signature. Any Person may rely on a copy of this Warrant. The words “execution,” “signed,” “signature” and words of like import in this Warrant shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as an original executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act.

(p)           The following terms as used in this Warrant Certificate shall have the following meanings:

(i)            “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.

(ii)            “Affiliated Holder” means, with respect to a Holder, a Person that is an investment fund, entity or account (or separate account), managed, sponsored, advised, sub-advised or controlled (including by means of a voting agreement) by such Holder or an Affiliate of such Holder.

(iii)           “Amended and Restated Registration Rights Agreement” means the Amended and Restated Registration Rights Agreement, dated as of [●], 2026, among the Company and the other holders from time to time party thereto, as amended, supplemented or modified from time to time.

(iv)          [“Amended and Restated Stockholders’ Agreement” means the Amended and Restated Stockholders’ Agreement, dated as of [●], 2026, among the Company and the other parties from time to time party thereto, as amended, supplemented or modified from time to time.]

(v)           “Antitrust Approval” means, with respect to the Holder, the receipt of approvals and authorizations of, filings and registrations with, notifications to, or expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and the rules and regulations thereunder or the competition or merger control laws of other jurisdictions, to the extent applicable and necessary to permit the Holder to exercise the Warrants, in whole or in part, and own the Warrant Shares purchased thereby.

(vi)          “Board” means, with respect to a Person, the board of directors (or similar body) of such Person or any committee thereof duly authorized to act on behalf of such board of directors (or similar body).

(vii)         “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the State of New York.

(viii)         “Class A Common Stock” means Class A common stock, par value $0.0001 per share, of the Company.

(ix)           “Change of Control” means any transaction or series of related transactions (whether by merger, consolidation, recapitalization, reclassification, acquisition, liquidation or sale, lease or transfer of equity securities of the Company or assets (including equity securities of the Subsidiaries) or otherwise) (a) as a result of which any Person or group, within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (other than (x) Pegasus Aggregator Holdco LLC and its Affiliates, any group of which the foregoing are members and any other members of such group, (y) an employee benefit plan (or trust forming a part thereof) maintained by the Company or its controlled Affiliates) and (z) any Person that directly or indirectly holds 100% of the total voting stock of the Company and, at the time such Person acquired such voting power, no Person and no group held more than 50% of the total voting power of the outstanding stock of such Person), obtains ownership, directly or indirectly, of (i) Class A Common Stock that represent more than 50% of the total voting power of the outstanding Class A Common Stock of the Company or (ii) all or substantially all of the assets of the Company and its Subsidiaries on a consolidated basis or (b) with which all of the Class A Common Stock is exchanged for, converted into, acquired for, or constitutes solely to the right to receive, other securities, cash or other property.

(x)            “Closing Sale Price” of the Class A Common Stock on any date of determination means:

(A) [reserved];

(B) if the Class A Common Stock is listed on the New York Stock Exchange or NASDAQ on such date, the closing sale price per share of the Class A Common Stock (or if no closing sale price is reported, the average of the closing bid and closing ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) as reported by the New York Stock Exchange or NASDAQ, as applicable;

(C) if the Class A Common Stock is not listed on the New York Stock Exchange or NASDAQ on such date, the closing sale price per share of the Class A Common Stock (or if no closing sale price is reported, the average of the closing bid and closing ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Class A Common Stock or such other securities are traded;

(D) if the Class A Common Stock is not listed on a U.S. national or regional securities exchange, the last quoted bid price for the Class A Common Stock on such date in the over-the-counter market as reported by Pink OTC Markets Inc. or other similar organization; or

(E) in all other cases, as determined by the Board of the Company, in its good faith judgment, based on relevant facts and circumstances at the time of such determination (including, to the extent applicable, the existing bid price or price paid per Class A Common Stock in any Change of Control (or then-pending Change of Control)); provided, however, in the case of any Change of Control, if any Holder objects to the determination of the “Closing Sale Price” within a reasonable period of time (no later than two (2) Business Days prior to the Change of Control), such “Closing Sale Price” shall be determined by a nationally recognized investment banking, accounting or valuation firm jointly selected by the Board with the consent of the Holder (such consent not to be unreasonably withheld, conditioned or delayed). The determination of such firm shall be final and conclusive, and the fees and expenses of such valuation firm shall be borne by the Company. In determining the Closing Sale Price of the Class A Common Stock by the Company or the third party firm contemplated by this clause (v), an arm’s length sale transaction between a willing buyer and a willing seller shall be assumed, using valuation techniques then prevailing in the securities industry giving due regard to the lack of liquidity of the Class A Common Stock or the securities owned by the Company due to any restrictions (contractual or otherwise) applicable thereto or any discount for minority interests and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale calculated on a Fully-Diluted Basis to include the conversion or exchange of all securities then outstanding that are convertible into or exchangeable for Class A Common Stock and the exercise of all rights and warrants then outstanding and exercisable to purchase Class A Common Stock or securities convertible into or exchangeable for shares of Class A Common Stock; provided, that such assumption shall not include those securities, rights and warrants (a) owned or held by or for the account of the Company or any of its Subsidiaries, or (b) convertible or exchangeable into Class A Common Stock where the conversion, exchange or exercise price per share of Class A Common Stock is greater than the Closing Sale Price. For the avoidance of doubt, the Closing Sale Price in the case of a Change of Control shall be the consideration paid per share of Class A Common Stock in such Change of Control.

The Closing Sale Price will be determined without reference to early hours, after hours or extended market trading.

(xi)           “control” means, as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

The terms “controlling,” “controlled by” and “under common control with” shall have correlative meanings.

(xii)          “DOT” means the U.S. Department of Transportation or any other federal department or agency at the time administering the Foreign Ownership Limitations.

(xiii)         “Exercise Date” means any date, on or prior to the Expiration Date, on which the Holder exercises the right to purchase the Warrant Shares, in whole or in part, pursuant to and in accordance with the terms and conditions described herein which shall be the date on which the Exercise Notice is delivered to the Company.

(xiv)         “Foreign Ownership Limitations” shall mean the applicable requirements related to the ownership of United States airlines by U.S. Citizens, which include all ownership and control restrictions under 49 U.S.C. § 40102(a)(15) as amended from time to time, and as interpreted by the DOT.

(xv)          “Fully-Diluted Basis” means the number of shares of Class A Common Stock which are issued and outstanding or owned or held, as applicable, at the date of determination plus the number of shares of Class A Common Stock issuable pursuant to any options, warrants, rights or other securities (including any Class A Common Stock issuable upon conversion of outstanding Class B Common Stock without regard to any limitations on exercisability contained therein) then outstanding, which are convertible into or exchangeable or exercisable for Class B Common Stock and fully vested.

(xvi)        “Market Disruption Event” means:

(A) a failure by the principal market on which the Class A Common Stock is listed or approved for trading to open for trading during its regular trading session; or

(B) the occurrence or existence for more than a one half-hour period in the aggregate on any Scheduled Trading Day of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the principal market on which the Class A Common Stock is listed or approved for trading or otherwise) in the shares of the Class A Common Stock or in any options, contracts or future contracts relating to shares of the Class A Common Stock, and such suspension or limitation occurs or exists at any time before 1:00 p.m., New York City time, on such day.

(xvii)       “Person” means any individual, corporation, limited liability company, partnership (including a limited partnership), joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

(xviii)      “Scheduled Trading Day” means any day that is scheduled to be a Trading Day on the principal U.S. national or regional securities exchange or market on which the Class A Common Stock is listed or admitted for trading; provided that if the Class A Common Stock is not listed or traded, “Scheduled Trading Day” shall mean any Business Day.

(xix)         “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which (i) a majority of the shares of securities or other interests having ordinary voting power for the election of members of the board of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency that has not yet happened) are at the time beneficially owned, (ii) more than half of the issued share capital is at the time beneficially owned, or (iii) the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Company.

(xx)          “Trading Day” means a day on which (a) there is no Market Disruption Event and (b) trading in the Class A Common Stock generally occurs on the principal U.S. national or regional securities exchange on which the Class A Common Stock is then traded; provided that if the Class A Common Stock is not so listed or traded, “Trading Day” shall mean any Business Day.

(xxi)         “U.S. Citizen” means a “citizen of the United States” as that term is defined in 49 U.S.C. § 40102(a)(15), as may be amended from time to time, and as interpreted by the DOT.

(xxii)        “Warrants” means any and all of the warrants to acquire shares of Class B Common Stock issued pursuant to the Applicable Agreement, and any replacement warrants issued in respect thereof.

(q)          The parties agree that this Warrant Certificate shall not be issued as a physical certificate and the Warrants documented by this Warrant Certificate shall not constitute “certificated securities” for purposes of the Uniform Commercial Code (as in effect in any state). Any surrender or delivery contemplated by this Warrant Certificate shall be effected via exchange in “pdf” form or other electronic means.

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its duly authorized as of the date first written above.

COMPANY:
GMR SOLUTIONS INC.

By:
Name:
Title:

AGREED AND ACKNOWLEDGED:

HOLDER:

[●]

By:
Name:
Title:

EXHIBIT A
FORM OF EXERCISE NOTICE

Date: ___________

TO:         GMR Solutions Inc.

RE:         Election to Exercise Warrants

The undersigned, being the holder of the Warrant Certificate issued by GMR Solutions Inc. (the “Company”) identified below hereby elects to exercise the number of Warrants represented by such Warrant Certificate indicated below and, in accordance with Section 1 of the Warrant Certificate, hereby agrees to pay the aggregate Exercise Price for such shares of Class B Common Stock in the manner set forth below.

By submission of this notice of exercise, the undersigned represents and warrants to the Company that it is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”), and that the securities have been acquired for investment and not with a view to, or in connection with, the sale or distribution thereof. The undersigned understands, acknowledges and agrees that the shares of Class B Common Stock issued upon exercise hereof are subject to the limitations as set forth in the Warrant Certificate, the Applicable Agreement and the Amended and Restated Registration Rights Agreement and have not been registered under the Securities Act, or under any applicable state securities laws, and that no sale or disposition thereof may be made without compliance with the limitations as set forth in the Warrant Certificate, the Applicable Agreement and the Amended and Restated Registration Rights Agreement and pursuant to an effective registration statement related thereto or upon receipt by the Company of an opinion of counsel satisfactory to the Company that such registration is not required under the Securities Act, or applicable state securities laws; provided, however, no opinion of counsel shall be required if any sale or disposition is to an Affiliate, so long as any recipient (x) represents that it is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act and (y) agrees to be bound by all the terms and conditions of this Warrant as if the original Holder hereof.

Warrant Certificate Number	_____________________
Number of Warrants Being Exercised	_____________________
$____________________
Method of Payment of Exercise Price (note if cashless exercise pursuant to Section 1.1(A)(ii)(B) of the Warrant Certificate):	_____________________

Holder:
By:
Name:
Title: